Exhibit 4.3 Execution Version 164186299_39 Dated 1 May 2026 WYRE FINANCE BV as the Company and Obligors’ Agent THE ENTITIES LISTED IN SCHEDULE 9 (THE ORIGINAL GUARANTORS) as Original Guarantors CERTAIN FINANCIAL INSTITUTIONS as Mandated Lead Arrangers CERTAIN FINANCIAL INSTITUTIONS as Original Bank Facilities Lenders THE BANK OF NOVA SCOTIA as Bank Facilities Agent THE BANK OF NOVA SCOTIA as Security Agent and others COMMON TERMS AGREEMENT TABLE OF CONTENTS Page i 164186299_39 1. INTERPRETATION...................................................................................................... 1 2. ICA ................................................................................................................................. 3 3. CONDITIONS PRECEDENT ....................................................................................... 4 4. REPRESENTATIONS .................................................................................................. 4 5. COVENANTS ............................................................................................................... 7 6. LOCK-UP EVENTS ...................................................................................................... 9 7. GROWER BASKETS ................................................................................................. 11 8. MANDATORY PREPAYMENT ................................................................................ 11 9. EVENTS OF DEFAULT ............................................................................................. 12 10. OBLIGORS’ AGENT .................................................................................................. 15 11. THE ADMINISTRATIVE PARTIES ......................................................................... 16 12. SECURITY INTERESTS OVER AUTHORISED CREDIT FACILITY PROVIDERS’ RIGHTS ....................................................................................................................... 17 13. EVIDENCE AND DETERMINATIONS.................................................................... 18 14. INDEMNITIES AND EXPENSES ............................................................................. 18 15. AVOIDANCE OF DOUBLE COUNTING................................................................. 20 16. VAT ............................................................................................................................. 20 17. AMENDMENTS AND WAIVERS ............................................................................ 21 18. DISCLOSURE OF INFORMATION .......................................................................... 22 19. SEVERABILITY ......................................................................................................... 27 20. COUNTERPARTS AND CERTIFICATES ................................................................ 27 21. NOTICES ..................................................................................................................... 27 22. LANGUAGE ............................................................................................................... 30 23. GOVERNING LAW .................................................................................................... 31 TABLE OF CONTENTS Page -ii- 164186299_39 24. ENFORCEMENT ........................................................................................................ 31 SCHEDULE 1 REPRESENTATIONS.................................................................................... 33 SCHEDULE 2 COVENANTS ................................................................................................ 43 Part 1: Information Covenants ..................................................................................... 43 Part 2: Financial Covenants ......................................................................................... 51 Part 3: General Covenants ........................................................................................... 54 SCHEDULE 3 EVENTS OF DEFAULT ................................................................................ 68 SCHEDULE 4 FORM OF COMPLIANCE CERTIFICATE .................................................. 77 SCHEDULE 5 HEDGING POLICY ....................................................................................... 79 SCHEDULE 6 AGREED SECURITY PRINCIPLES ............................................................ 85 SCHEDULE 7 PRO RATA PREPAYMENT MECHANIC ................................................... 93 SCHEDULE 8 FINANCIAL INSTITUTIONS ....................................................................... 95 Part 1: Mandated Lead Arrangers ................................................................................ 95 Part 2: Original Bank Facilities Lenders ...................................................................... 96 SCHEDULE 9 ORIGINAL GUARANTORS ......................................................................... 97 SCHEDULE 10 NOTICE DETAILS OF THE MANDATED LEAD ARRANGERS ........... 98 SCHEDULE 11 ...................................................................................................................... 103 NOTICE DETAILS OF THE ORIGINAL BANK FACILITIES LENDERS ...................... 103 SCHEDULE 12 PRE-ENFORCEMENT PRIORITY OF PAYMENT................................. 108 1 164186299_39 THIS AGREEMENT is made on _______1 May ___ 2026 BETWEEN: (1) THE BANK OF NOVA SCOTIA, as security agent for the Secured Creditors (in this capacity, the “Security Agent”); (2) WYRE FINANCE BV a company registered in Belgium with the Crossroads Bank for Enterprises under number 1030.990.531 (the “Company” and “Obligors’ Agent”); (3) THE ENTITIES listed in Schedule 9 (The Original Guarantors) as original guarantors (in such capacity, each an “Original Guarantor” and together the “Original Guarantors”); (4) CERTAIN FINANCIAL INSTITUTIONS listed in Part 1 (Mandated Lead Arrangers) of Schedule 8 (Financial Institutions) as mandated lead arrangers under the Bank Facilities Agreement (the “Mandated Lead Arrangers”); (5) CERTAIN FINANCIAL INSTITUTIONS listed in Part 3 (Original Bank Facilities Lenders) of Schedule 8 (Financial Institutions), as Original Bank Facilities Lenders under the Bank Facilities Agreement (the “Original Bank Facilities Lenders”); and (6) THE BANK OF NOVA SCOTIA, as facility agent under the Bank Facilities Agreement (the “Bank Facilities Agent”); IT IS AGREED as follows: 1. INTERPRETATION 1.1 Definitions Terms defined in the master definitions agreement dated on or around the date hereof (the “Master Definitions Agreement”) and made between, inter alia, the parties to this Agreement have the same meaning when used in this Agreement unless otherwise expressly defined herein. 1.2 Construction The provisions contained in part 3 (Construction) of schedule 1 (Common Definitions) of the Master Definitions Agreement apply to this Agreement as though set out in full in this Agreement. 1.3 The Accession of Contemplated Parties As at the Signing Date, certain parties contemplated herein may not be parties hereto (the “Contemplated Parties”). The parties that are party to this Agreement as at its date (the “Original Parties”) agree that it is within their understanding that the Contemplated Parties may accede to the Common Documents and that amendments to the Common

2 164186299_39 Documents may be required to implement such accessions (the “Contemplated Party Amendments”). The Original Parties agree to discuss the Contemplated Party Amendments in good faith and acting reasonably and, following agreement in relation to the Contemplated Party Amendments, execute all such documents and do all things and actions required to implement the Contemplated Party Amendments and the accession of the Contemplated Parties. Any Contemplated Party shall, at the time of its accession, enter into an Accession Memorandum substantially in the form of part 1 (Form of Accession Memorandum (Additional Secured Creditor)) of schedule 2 (Form of Accession Memoranda) to the ICA with such amendments as may be necessary to reflect the role of such Contemplated Party. 1.4 Finance Document definitions (a) Each Finance Document (other than the Master Definitions Agreement) will, from the date upon which that Finance Document becomes effective, be supplemented by incorporation of the definitions and principles of interpretation or construction contained in schedule 1 (Common Definitions) of the Master Definitions Agreement. (b) To the extent that any definitions or principles of interpretation or construction contained in schedule 1 (Common Definitions) of the Master Definitions Agreement are inconsistent with the definitions or principles of interpretation or construction set out in a Finance Document, the relevant definitions or principles of interpretation or construction contained in schedule 1 (Common Definitions) of the Master Definitions Agreement shall prevail (other than the definitions of “FATCA Deduction” and “Tax Deduction”, in respect of which the definitions of those terms shall be the definition given to them in the underlying Authorised Credit Facility Agreement). (c) Where any term or provision of this Agreement or the ICA is expressly or impliedly incorporated into a Finance Document, each such term or provision shall be construed in accordance with the Master Definitions Agreement unless otherwise indicated. 1.5 Authorised Credit Facilities (a) Any person wishing to become a Finance Party shall, upon execution and delivery by such person or their duly authorised representative to the Security Agent of an Accession Memorandum, acceding to the ICA, the Master Definitions Agreement, this Agreement and, if applicable, an Authorised Credit Facility Agreement (together with the supporting documentation referred to in that Accession Memorandum), be bound by the provisions of the Common Documents and, if applicable, that Authorised Credit Facility Agreement as if the terms set out therein were incorporated in full into the arrangements made between that person and the Obligors. 3 164186299_39 (b) The Secured Creditors hereby authorise the Security Agent to execute each Accession Memorandum and the Secured Creditors agree to be bound by the terms of each such Accession Memorandum. 1.6 Obligors Any person wishing or required to become an Obligor shall, upon execution and delivery by such person or their duly authorised representative to the Security Agent of an Accession Memorandum acceding to the ICA, the Master Definitions Agreement, this Agreement and, if applicable, an Authorised Credit Facility Agreement (together with the supporting documentation referred to in that Accession Memorandum), be bound by the provisions of the Common Documents and, if applicable, that Authorised Credit Facility Agreement as if the terms set out herein were incorporated in full into the arrangements made between that person and the Secured Creditors, the Authorised Credit Facility Provider(s) and/or the Finance Parties, as the case may be. 1.7 Personal Liability No director, officer or employee of the Parent, the Company or any other member of the Group or the Wider Group shall be personally liable: (a) for any statement or representation made by the Parent, the Company or relevant member of the Group or the Wider Group in a Finance Document or any certificate or other document delivered to any Finance Party pursuant to the Finance Documents; or (b) in connection with the entering into and the performance of the obligations under the Finance Documents, save in the case of fraud by such director, officer or employee. 1.8 No Recourse No Secured Creditor will have any recourse to any member of the Wider Group that is not party to a Finance Document (and to the extent a member of the Wider Group is a party to a Finance Document there shall only be recourse to the extent of its liability under the terms of such Finance Document) in respect of any term of any Finance Document, any statements by such member of the Wider Group, or otherwise. 2. ICA Each Party acknowledges the arrangements which have been entered into pursuant to the terms of the ICA and agrees that: (a) all actions to be taken, discretions to be exercised and other rights vested in the Finance Parties under the terms of the Finance Documents will only be exercisable as provided in or permitted by the ICA; 4 164186299_39 (b) neither the Parent nor any Obligor will be obliged to monitor or enquire whether any of the Finance Parties is complying or has complied with the terms of the ICA; and (c) any Finance Document entered into by it will be subject to the terms of the ICA. 3. CONDITIONS PRECEDENT (a) The Original Bank Facilities Lenders will not be obligated to fund any participation under the Bank Facilities Agreement and the Closing Date will not occur until all of the initial conditions precedent set out in part 1 of schedule 2 (Conditions Precedent to first Utilisation) of the Bank Facilities Agreement have been fulfilled or waived in accordance with clause 4.1 (Initial Conditions Precedent) of the Bank Facilities Agreement. (b) No other Authorised Credit Facility Provider will be obligated to fund any participation under the relevant Authorised Credit Facility unless the applicable Authorised Credit Facility Provider or, where there is more than one such Authorised Credit Facility Provider, any Secured Creditor Representative therefor, has notified the Company that all conditions precedent to the provision of the relevant Authorised Credit Facility have been fulfilled or waived in accordance with the terms of the relevant Authorised Credit Facility Agreement. 4. REPRESENTATIONS 4.1 Representations (a) The representations set out in Schedule 1 (Representations) are made by each Obligor on its own behalf and, where so specified in the relevant representation, by the Company on behalf of each member of the Restricted Group and/or each member of the Group (as applicable), to each Secured Creditor, provided that, for such purposes, Hedge Counterparties shall be deemed not to be Secured Creditors. (b) Each Authorised Credit Facility Agreement entered into after the Closing Date shall contain such of the representations set out in Schedule 1 (Representations) as may be agreed by the relevant Obligors or the Obligors’ Agent and the relevant Authorised Credit Facility Provider in such Authorised Credit Facility Agreement, by reference to the facts and circumstances then subsisting and subject to such disclosures in respect thereof as may be agreed between the Obligors’ Agent and the relevant Authorised Credit Facility Providers. No consent of the Secured Creditors shall be required in respect of such selection of representations (which may have the effect of disapplying certain of the representations set out in Schedule 1 (Representations)) provided that the rights of such Secured Creditors (other than the relevant Authorised Credit Facility Provider(s) in respect of such Authorised Credit Facility) are not affected (provided further that, in connection with a new Authorised Credit Facility where one of the main purposes of such Authorised Credit Facility is to finance a Permitted Acquisition, it shall be permissible to disapply (in respect of any Secured Creditor) any representation that legal title is 5 164186299_39 owned in respect of the ownership interests in a target entity that would otherwise be required to be given on any date before legal title to those ownership interests in such target entity has effectively passed to the acquirer). (c) Subject to paragraph (d) below, any representation by an Obligor or the Parent in any Authorised Credit Facility Agreement in addition to those set out in Schedule 1 (Representations), or any representation by any Obligor or the Parent that is expressed to repeat more frequently than its equivalent in this Agreement (or than is permitted under this Agreement), shall be unenforceable (to the extent of such additions or more frequent repetitions) by any person. (d) Paragraph (c) above shall not apply to: (i) any Tax representations; (ii) any representations which state that a Party is acting as principal; (iii) any additional representations to be given in, or to be given in connection with, a new Authorised Credit Facility, provided that such additional or more frequent representations are given to each Finance Party on the same basis as the representations given pursuant to paragraph (a) above (and such additional or more frequent representations will be deemed to be incorporated by reference into Schedule 1 (Representations) herein with effect from the date of the Accession Memorandum which contains such additional or more frequent representations) for such time as any amounts remain outstanding under that Authorised Credit Facility (and immediately thereafter such additional or more frequent representation will become unenforceable without any further action being required by any person) and in each case the related rights of each Finance Party are subject to the terms of this Agreement and the ICA; (iv) any additional or more frequent representations given to a Financial Guarantor in any Reimbursement and Indemnity Deed in connection with the provision of a Financial Guarantee which are customarily included in agreements of that nature; (v) any representation in connection with sanctions, anti-money laundering or anti-bribery, or in connection with any base case model delivered as a condition precedent under such Authorised Credit Facility Agreement; (vi) any additional or more frequent representations given in respect of any Authorised Credit Facility constituting notes to be offered to investors located in certain jurisdictions where it is mandatory or customary to give such representations; (vii) any additional or more frequent representation given in connection with a new Authorised Credit Facility where one of the main purposes of such

6 164186299_39 Authorised Credit Facility is to finance a Permitted Acquisition of an asset and where such representation: (A) covers the sale and purchase agreement or other key documents for that Permitted Acquisition; and (B) is customarily included in financing agreements entered into in connection with acquisitions of assets of that nature; and (viii) any representation given to a multilateral lender which relates to compliance with law, prohibited practices, environmental and/or social matters or other matters customarily required by such multilateral lender in agreements for financings of entities such as the Obligors. 4.2 Times for making representations (a) The representations set out in Schedule 1 (Representations) are made by the Company on the Signing Date and on the Closing Date. (b) Each Initial Date Representation is deemed to be repeated by the relevant Obligor on the dates specified in any new Authorised Credit Facility Agreement and on the date on which any Financial Guarantee is issued. (c) Each Repeating Representation (insofar as such Repeating Representation in respect of any new Authorised Credit Facility Agreement is also an Initial Date Representation) is deemed to be repeated by the relevant Obligor on: (i) the first day of any borrowing or issuance under an Authorised Credit Facility; (ii) the first day of each Interest Period; (iii) on the issue date of each Financial Guarantee; and (iv) in the case of an Obligor acceding to such Authorised Credit Facility Agreement and the Common Documents, on the date of its accession. (d) When a representation is repeated, it is applied to the facts and circumstances existing at the time of repetition and repeated by reference to the facts and circumstances then existing. (e) If any Authorised Credit Facility is generally syndicated, the representation set out in paragraph 12 (No Misleading Information) of Schedule 1 (Representations) may (as agreed between the Company and the relevant Authorised Credit Facility Providers) be repeated in respect of the syndication of such Authorised Credit Facility only but, on such date, shall be amended by the addition of the words “save as disclosed in writing to the arrangers of the relevant Authorised Credit Facility prior to the date of syndication of that Authorised Credit Facility, to the best of the 7 164186299_39 Company’s (or, if applicable, a Material Company’s) knowledge and belief” at the beginning of each paragraph. 5. COVENANTS (a) Each Obligor agrees to be bound by the covenants set out in each part of Schedule 2 (Covenants) relating to it provided that, for such purposes, any reference therein to the “Secured Creditors” or a “Secured Creditor Representative” shall be deemed to exclude the Hedge Counterparties. (b) Subject to paragraph (c) below, any covenants applying to an Obligor or the Parent in any Authorised Credit Facility Agreement that are in addition to the covenants set out in this Agreement and which, if breached, would give a right to the relevant Authorised Credit Facility Provider to declare an Event of Default, shall be unenforceable by any person. (c) Paragraph (b) above shall not apply to: (i) any covenants included in the Bank Facilities Agreement as at the Closing Date; (ii) covenants relating to “know your customer” checks, conditions precedent, the delivery of documents or the performance of other actions to allow payments to be made without deduction of Tax (or to provide gross-up of deducted Tax), the purpose of the relevant facility, provisions as to illegality, sanctions, anti-money laundering and/or anti-bribery, credit rating requirements, information undertakings, indemnities, covenants to pay, voluntary prepayments, cash sweep, equity cure rights, mandatory prepayments or redemptions (including under the Bank Facilities Agreement), change of control provisions or mandatory “clean down” provisions (other than upon or following the occurrence of any events of default howsoever worded in an Authorised Credit Facility Agreement), covenants in respect of reporting provisions, inspection and access rights and covenants relating to remuneration or costs and expenses; (iii) any additional covenants to be given in, or to be given in connection with, a new Authorised Credit Facility, provided that such additional covenants are given to each Finance Party on the same basis as the covenants made pursuant to paragraph (a) above (and such additional covenants will be deemed to be incorporated by reference into Part 3 (General Covenants) of Schedule 2 (Covenants) herein with effect from the date of the Accession Memorandum which contains such additional covenants) for such time as amounts remain outstanding under that Authorised Credit Facility (and immediately thereafter such additional covenant will become unenforceable by any person without any further action being required by any person) and, in each case, provided that the related rights of each Finance Party are subject to the terms of this Agreement and the ICA. In addition, each of the 8 164186299_39 Parties hereto agrees and acknowledges that, in connection with any new Authorised Credit Facility, the Company may agree with the relevant Authorised Credit Facility Provider(s) to disapply any of the covenants set out in Part 3 (General Covenants) of Schedule 2 (Covenants) in respect of the terms of such new Authorised Credit Facility. No consent of the Secured Creditors shall be required in respect of such disapplication, provided that the rights of such Secured Creditors (other than the relevant Authorised Credit Facility Provider(s) in respect of such new Authorised Credit Facility) are not affected; (iv) any additional covenants given to the Hedge Counterparties in the Hedging Agreements with respect to Tax law or regulatory compliance issues which are customarily included in agreements entered into in connection with Treasury Transactions; (v) any covenants given to a private placement noteholder or Bondholder in any Authorised Credit Facility requiring maintenance of a rating or maintenance of a listing (if any); (vi) any additional covenants given to a private placement noteholder in any Authorised Credit Facility constituting a private placement note purchase agreement with respect to any local law or regulatory and/or Tax law issues, which are customarily included in agreements entered into in connection with the issue of private placement notes (including in respect of compliance with sanctions regulations) to investors in certain jurisdictions; (vii) any additional covenants given to a Financial Guarantor under a Reimbursement and Indemnity Deed in connection with the provision of a Financial Guarantee which are customarily included in agreements of that nature; (viii) any additional covenants given to the Bond Trustee under a Bond Trust Deed which are customarily included in agreements of that nature; (ix) any additional covenant given in connection with a new Authorised Credit Facility where one of the main purposes of such Authorised Credit Facility is to finance a Permitted Acquisition of an asset and where such covenant: (A) covers the sale and purchase agreement or other key documents for that Permitted Acquisition; and (B) is customarily included in financing agreements entered into in connection with acquisitions of assets of that nature (including with respect to “certain funds”); (x) any covenant or mandatory prepayment given to a multilateral lender that relates to compliance with law, prohibited practices, environmental and/or 9 164186299_39 social matters or other matters customarily required by such multilateral lender in agreements for financings of entities such as the Obligors; and (xi) any additional covenant given in connection with a new Authorised Credit Facility in relation to obtaining and/or maintaining a rating from an Approved Rating Agency in relation to such Authorised Credit Facility, any or all of the Secured Debt or any member of the Group. 6. LOCK-UP EVENTS (a) Any lock-up events in addition to the Lock-Up Events, or any events in any Authorised Credit Facility Agreement having the same consequences, howsoever described, shall be unenforceable by any person, unless each Obligor has entered into such document or documents (which, for the avoidance of doubt, can be an Accession Memorandum to be executed in connection with the entry into a new Authorised Credit Facility Agreement) as are necessary to extend the benefit of any such additional lock-up event (and the consequences and remedies applicable thereto) to each Finance Party on the same basis as the Lock-Up Events (and upon execution of the relevant document(s) to effect the same, such additional lock-up events will be deemed to be incorporated by reference in the definition of “Lock-Up Event” in the Master Definitions Agreement with effect from the date of such document(s)) for such time as amounts remain outstanding under the relevant Authorised Credit Facility in connection with which such additional lock-up event(s) were given (and immediately thereafter the additional lock-up event(s) will become unenforceable by any person without any further action being required by any person) and provided that the rights of each Finance Party in connection with any such lock-up event may only be exercised by the Security Agent in accordance with the terms of this Agreement and the ICA. (b) The Parties agree and acknowledge that the Security Agent is entitled to assume that no Lock-Up Event has occurred unless and until it receives express notice in writing to the contrary. Following receipt of a notice in writing of the occurrence of a Lock-Up Event from an Obligor (or the Company on its behalf), the Security Agent shall notify the Secured Creditor Representatives of the Secured Creditors (which, for the avoidance of doubt, shall exclude the Hedge Counterparties) of the occurrence of such Lock-Up Event. (c) Where a Lock-Up Event has occurred and is continuing on a Calculation Date (commencing with the Calculation Date which is the last day of the first full Financial Half Year ending after the Closing Date), as soon as practicable but in any event within twenty (20) Business Days of the date upon which the Company has delivered the Compliance Certificate in respect of such Calculation Date, the Company (or any other Obligor) shall credit any Lock-Up Account in an aggregate amount (the “Excess Cashflow Lock-Up Amount”) equal to the amount of Excess Cashflow for the Relevant Period ending on such Calculation Date less the Cashflow Repayment Amount (if any) in respect of such Calculation Date, in each case, as set out in such Compliance Certificate.

10 164186299_39 (d) Subject to paragraph (e) below, when a Lock-Up Event has occurred in respect of a Calculation Date (the “First Lock-Up”) and a further Lock-Up Event occurs on the immediately succeeding Calculation Date (the “Second Lock-Up”), any Excess Cashflow Lock-Up Amount (less any amount thereof withdrawn pursuant to paragraph (e) below) which was deposited in any Lock-Up Account as a result of the First Lock-Up shall, within twenty (20) Business Days of the date upon which the Company has delivered the Compliance Certificate evidencing the Second Lock-Up, be applied in prepayment or redemption of Relevant Debt (and any associated Repayment Costs) and in accordance with the Pro Rata Prepayment Mechanic (without any Prepayment Penalty becoming payable). (e) No Obligor shall withdraw any Excess Cashflow Lock-Up Amount standing to the credit of any Lock-Up Account, except: (i) where such amount is applied in prepayment of Relevant Debt and associated Repayment Costs in accordance with the Pro Rata Prepayment Mechanic; (ii) where such amount is applied towards payment of any accrued interest, commission, fees, discounts, prepayment penalties, or premiums and other finance payments, including any payments of principal in connection with any scheduled amortisation, in respect of Secured Debt, holding company expenses and Tax liabilities of the Restricted Group (in each case to the extent there are no other funds available to meet such payments); (iii) where such amounts are applied towards operating costs, working capital needs or committed capital expenses (including committed Permitted Acquisitions) of the Restricted Group (in each case, to the extent there are no other funds available to meet such costs/needs); (iv) where such amounts are applied in payment of a Tax liability of the Company or a Holding Company of the Company (to the extent that the Company or such Holding Company has no other funds available to meet such costs); or (v) if on the then most recent Calculation Date for which a Compliance Certificate has been delivered, that Compliance Certificate confirms that no Lock-Up Event has occurred and is continuing as at such Calculation Date, in which case all the amounts standing to the credit of the Lock-Up Account(s) will be released to the Company (or any other Obligor). (f) Any prepayment required to be made pursuant to the terms of this Clause 6 or any requirement for any entity to upstream cash to the Company or any other Obligor in order for Excess Cashflow to be credited to a Lock-Up Account pursuant to paragraph (c) above is subject, in each case, to permissibility under applicable law and regulation (including, without limitation, financial assistance, corporate benefit, the fiduciary and statutory duties of the directors of the relevant members 11 164186299_39 of the Restricted Group, restrictions due to lack of distributable reserves and obligations under law or regulation or any other legal obligation to apply the relevant amounts for another purpose) and restrictions on the upstreaming of cash (including, without limitation, contractual restrictions). (g) In the case of paragraph (f) above, the Company shall ensure that all members of the Restricted Group shall use their reasonable endeavours to overcome any such restrictions and/or to minimise any cost of prepayment. If at any time such restrictions are removed, any relevant proceeds will be promptly but in any event within twenty (20) Business Days of the removal of such restrictions applied to the extent required by this Clause 6. (h) No amount which the Obligors would, but for the application of paragraph (f) above, have been required to apply in crediting Excess Cashflow to the Lock-Up Account or prepayment of Relevant Debt may be used to fund a Restricted Payment. 7. GROWER BASKETS Subject to paragraph (b) below, any amounts in the Finance Documents set out in any basket, test, de minimis threshold or permission (each a “Basket”) shall be deemed to be increased or decreased, as the case may be: (a) (subject to paragraph (b) below) annually by the percentage by which Total Assets has increased or decreased, as the case may be, as evidenced in the Compliance Certificate delivered with the Annual Financial Statements (the “Annual Compliance Certificate”) as compared to the Total Assets evidenced in the Annual Compliance Certificate delivered for the previous Financial Year; or (b) in the case of the period from the Closing Date to delivery of the first Annual Compliance Certificate delivered after the Closing Date, by the percentage by which Total Assets has increased or decreased, as the case may be, as evidenced in the Annual Compliance Certificate delivered for the first time after the Closing Date as compared to the Total Assets of the Restricted Group as evidenced in the Original Financial Statements, provided that, in each case, no Basket shall be decreased lower than the EUR amount specified therein on the Signing Date and further provided that the process for increasing or decreasing Baskets described above shall not apply to Baskets already calculated by reference to Total Assets of the Restricted Group. No Default will arise if a Basket limit is exceeded on account of a reduction in such Basket pursuant to this Clause 7. 8. MANDATORY PREPAYMENT 8.1 Disposal Proceeds The Company shall ensure that the Obligors, to the extent not permitted to be applied towards any other purpose as provided for in the definition of Permitted Disposal, apply 12 164186299_39 Disposal Proceeds (other than any Excluded Disposal Proceeds) in prepayment of the Secured Debt in accordance with the relevant Finance Document and subject to the Pro Rata Prepayment Mechanic. 8.2 Insurance Proceeds The Company shall ensure that the Obligors, to the extent not permitted to be applied towards any other purpose provided for in the Common Documents, apply Insurance Proceeds (other than Excluded Insurance Proceeds) in prepayment of the Secured Debt in accordance with the Pro Rata Prepayment Mechanic. 8.3 Termination Payments The Company shall ensure that any Termination Compensation Proceeds are applied in prepayment of the Secured Debt in accordance with the Pro Rata Prepayment Mechanic unless the Company expects the relevant Wholesale Agreement to be replaced and such replacement occurs within six (6) months. 8.4 Limitations (a) Any prepayment required to be made pursuant to this Clause 8 is subject to permissibility under applicable law and regulation (including, without limitation, financial assistance, corporate benefit, the fiduciary and statutory duties of the directors of the relevant members of the Restricted Group, restrictions due to lack of distributable reserves and obligations under law or regulation to apply the relevant amounts for another purpose) and restrictions on the upstreaming of cash (including, without limitation, contractual restrictions). (b) The Company shall ensure that all members of the Restricted Group shall use reasonable endeavours to overcome any such restrictions and/or to minimise any cost of prepayment. If at any time such restrictions are removed, any relevant proceeds will be applied in prepayment of the Relevant Debt at the end of the next Interest Period in accordance with this Clause 8. (c) No amount which the Obligors would, but for the application of this Clause 8, have been required to apply in prepayment of the Relevant Debt may be used to fund a Restricted Payment. 9. EVENTS OF DEFAULT 9.1 Events of Default (a) Subject to paragraph (c) of Clause 4.1 (Representations) and paragraph (b) of Clause 5 (Covenants), each of the events set out in Schedule 3 (Events of Default) (except paragraph 16 (Equity Cure Right) and paragraph 17 (Clean-Up Period)) is an Event of Default. 13 164186299_39 (b) Subject to paragraph (c) below, any events of default in an Authorised Credit Facility Agreement (howsoever worded), in respect of the Parent or any member of the Group or any Ring-Fenced Subsidiary which are in addition to those set out in Schedule 3 (Events of Default), or any mandatory prepayment events in an Authorised Credit Facility Agreement, which arise on the occurrence of any events of default (howsoever worded), shall be unenforceable by any person, unless such prepayment would be an ICA Permitted Prepayment. (c) Paragraph (b) above shall not apply to: (i) Permitted Hedge Terminations; (ii) any events of default related to any representation, covenant or lock-up event which is permitted under paragraph (d) of Clause 4.1 (Representations), paragraph (c) of Clause 5 (Covenants) or paragraph (a) of Clause 6 (Lock-Up Events) as applicable; (iii) any additional events of default to be given in, or to be given in connection with, a new Authorised Credit Facility, provided that such additional events of default are given to each Finance Party on the same basis as the events of default contained in Schedule 3 (Events of Default) (and such additional event(s) of default will be deemed to be incorporated by reference into Schedule 3 (Events of Default) with effect from the date of the Accession Memorandum which contains such additional event(s) of default) for so long as amounts remain outstanding under that Authorised Credit Facility (immediately thereafter the additional event of default will become unenforceable by any person without any further action being required by any person) and in each case the related rights of each Finance Party are subject to the terms of this Agreement and the ICA. In addition, each of the Parties hereto agrees and acknowledges that, in connection with any new Authorised Credit Facility, the Company may agree with the relevant Authorised Credit Facility Provider(s) to disapply any of the events of default set out in Schedule 3 (Events of Default) in respect of the terms of such new Authorised Credit Facility. No consent of the Secured Creditors shall be required in respect of such disapplication, provided that rights of such Secured Creditors (other than the relevant Authorised Credit Facility Provider(s) in respect of such new Authorised Credit Facility) are not affected; and (iv) any event of default or mandatory prepayment event given to a multilateral lender that relates to compliance with law, prohibited practices, environmental and/or social matters or other matters customarily required by such multilateral lender in agreements for financings of entities such as the Obligors.

14 164186299_39 9.2 Consequences of an Event of Default and delivery of an Acceleration Notice (a) At any time after the delivery of an Acceleration Notice, subject to the provisions of the relevant Authorised Credit Facility Agreement or Hedging Agreement to which it is a party and subject to the provisions of the ICA: (i) the Security Agent will be entitled by notice to the Company to enforce any Security Interests in respect of the Obligors’ obligations under the Security Documents; (ii) each Finance Party, including the Security Agent, may, in accordance with the terms of the relevant Finance Documents: (A) cancel all or part of the Total Commitments under the relevant Authorised Credit Facility whereupon they shall immediately be cancelled; (B) declare that all or part of the Utilisations, principal amounts outstanding, in each case, together with accrued interest and any other amounts payable, and all other amounts outstanding under the Finance Documents be immediately due and payable, at which time they shall become immediately due and payable; (C) declare that all or part of the Utilisations be payable on demand, at which time they shall immediately become payable on demand from the relevant Secured Creditor Representative; (D) declare all or any part of the amounts (or cash cover in relation to those amounts) outstanding under any Ancillary Facilities to be immediately due and payable, at which time they shall become immediately due and payable; (E) declare all or any part of the amounts (or cash cover in relation to those amounts) outstanding under any Ancillary Facilities to be payable on demand, at which time they shall immediately become payable on demand by the relevant Secured Creditor Representative; (F) take any other action under paragraphs (a) or (c) of the definition of Enforcement Action other than those required to be taken by the Security Agent in accordance with the ICA; (G) exercise or direct the relevant Secured Creditor Representative or (subject to the terms of the ICA) the Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents; (H) declare any amounts outstanding under the Finance Documents to be immediately due and payable or (as the case may be) payable 15 164186299_39 upon demand and/or make a demand under any Guarantee (including in respect of the satisfaction of any obligations to collateralise any obligation under any Guarantee); (I) effect a Permitted Hedge Termination as contemplated by Schedule 5 (Hedging Policy); (J) declare that cash cover in an amount equal to the outstanding amount in respect of any Letter of Credit, Guarantee Facility or Ancillary Facility is immediately due and payable, at which time it shall become immediately due and payable; and/or (K) declare that cash cover in an amount equal to the outstanding amount in respect of any Letter of Credit is payable on demand, whereupon it shall immediately become due and payable on demand. 10. OBLIGORS’ AGENT (a) To the extent permitted under applicable law, each Obligor (other than the Company) by its execution of this Agreement or an Accession Memorandum irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises: (i) the Company, on its behalf, to supply all information concerning itself contemplated by the Finance Documents to the Security Agent and the other Finance Parties, and to give all notices and instruction, to execute on its behalf any Accession Memorandum or any Request, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor, notwithstanding that they may affect the relevant Obligor, without further reference to or the consent of that Obligor; and (ii) each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company, and in each case each Obligor shall be bound as though each Obligor itself had given the notices and instructions or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication. (b) Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Company or given to the Company under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and, in the case of another Obligor, whether occurring before or after such other Obligor became a party to any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other 16 164186299_39 communications of the Company and any Obligor, those of the Company shall prevail. 11. THE ADMINISTRATIVE PARTIES 11.1 No fiduciary duties Nothing in the Finance Documents makes an Administrative Party (other than the Security Agent and any Bond Trustee) a trustee or fiduciary for any other Party or any other person. No Administrative Party (other than the Security Agent and any Bond Trustee) need hold on trust any moneys paid to it for a Party or be liable to account for interest on those moneys (unless expressly provided otherwise) and such Administrative Parties shall hold money as banker and not subject to the Financial Conduct Authority’s Client Money Rules. 11.2 Individual position of an Administrative Party (a) If it is also a provider of credit under any Authorised Credit Facility, each Administrative Party has the same rights and powers under the Finance Documents as any other provider of financial accommodation and may exercise those rights and powers as though it were not an Administrative Party. (b) Each Administrative Party may: (i) carry on any business with the Parent, any Obligor, any member of the Group or their respective related entities (including acting as an agent or a trustee for any other financing); and (ii) retain any profits or remuneration it receives under the Finance Documents or in relation to any other business it carries on with the Parent, any Obligor, any member of the Group or its related entities. 11.3 Merger of Administrative Parties (a) Any corporation into which any Administrative Party may be merged or converted or any corporation with which any Administrative Party may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Administrative Party shall be a party, or any corporation, including affiliated corporations, to which any Administrative Party shall sell or otherwise transfer: (i) all or substantially all of its assets; or (ii) all or substantially all of its corporate trust business, shall, on the date when the merger, conversion, consolidation or transfer becomes effective, and to the extent permitted by any applicable laws, become the successor Administrative Party under this Agreement and any other Finance Document (where applicable) without the execution or filing of any paper or any further act on the part of the parties to this Agreement or the relevant Finance Document, 17 164186299_39 unless otherwise required by the Majority Lenders or Majority Holders, as applicable (in each case, acting reasonably), and after the said effective date all references in this Agreement and the other Finance Documents to the relevant Administrative Party shall be deemed to be references to such successor corporation. (b) Written notice of any such merger, conversion, consolidation or transfer shall promptly be given by the relevant Administrative Party to the Company. 12. SECURITY INTERESTS OVER AUTHORISED CREDIT FACILITY PROVIDERS’ RIGHTS Each Authorised Credit Facility Provider may, without consulting with or obtaining consent from the Company or any other Obligor, at any time charge, assign or otherwise create a Security Interest in or over (whether by way of collateral or otherwise) all or any of its rights under the Finance Documents to secure obligations of that Authorised Credit Facility Provider to: (a) a federal reserve or central bank; or (b) in the case of any Authorised Credit Facility Provider, any charge, assignment or other Security Interest granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Authorised Credit Facility Provider as security for those obligations or securities, except that no such charge, assignment or Security Interest shall: (i) release an Authorised Credit Facility Provider under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security Interest for the Authorised Credit Facility Provider as a party to any of the Finance Documents and the Authorised Credit Facility Provider shall remain the effective counterparty of the Obligors for all purposes under the Finance Documents, including, but not limited to, with respect to communications, and no party to the Finance Documents shall be required, or elect to take, instructions from or require the approval of any party other than the relevant Authorised Credit Facility Provider for any purpose whatsoever under the Finance Documents, including, but not limited to, in relation to any requirement to vote under the Finance Documents in respect of any proposed amendment, consent, release, approval, waiver or otherwise; or (ii) require any payments to be made by the Company or an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Authorised Credit Facility Provider under the Finance Documents or require the Company or any Obligor to acknowledge or liaise in any manner with the relevant holder of such charge, assignment or other Security Interest.

18 164186299_39 13. EVIDENCE AND DETERMINATIONS 13.1 Accounts Accounts maintained by a Finance Party in connection with the Finance Documents are prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings. 13.2 Certificates and determinations Any certification or determination by a Finance Party of a rate or amount under the Finance Documents will be, in the absence of manifest error, conclusive evidence of the matters to which it relates. 14. INDEMNITIES AND EXPENSES 14.1 Currency indemnity (a) If any sum due from an Obligor under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of: (i) making or filing a claim or proof against that Obligor; or (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall, as an independent obligation, within 10 Business Days of demand (such demand to be accompanied by reasonable Supporting Evidence), indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency, and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum, provided that no amount shall be payable by any Obligor under this Clause 14.1 in respect of any cost, loss or liability caused by or as a result of the fraud, gross negligence or wilful misconduct or default of the relevant Finance Party, provided that if the amount produced or payable as a result of the conversion is greater than the sum due, the relevant Finance Party will refund such excess amount to the relevant Obligor. (b) Unless otherwise required by law, each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable. 19 164186299_39 14.2 Other indemnities (a) Each Obligor must, within 10 Business Days of demand (such demand to be accompanied by reasonable Supporting Evidence), jointly and severally as an independent obligation, indemnify each Finance Party against any cost, loss or liability which that Finance Party properly incurs: (i) directly as a consequence of the occurrence of an Event of Default (excluding, for the avoidance of doubt, any loss or liability incurred by a Finance Party as a result of such Finance Party entering into any transfer, assignment or sub-participation of its participation in any Secured Debt following the occurrence of an Event of Default); (ii) as a consequence of any failure by an Obligor to pay any amount due under a Finance Document on its due date, including, without limitation, any cost, loss or liability resulting from any distribution or redistribution of any amount among the Finance Parties under this Agreement and/or the ICA or any other Finance Document; (iii) (other than by reason of fraud, gross negligence, wilful misconduct or default by that Finance Party) as a consequence of any financial accommodation not being given after a Request has been delivered for that financial accommodation; or (iv) as a consequence of any financial accommodation provided to any Obligor not being prepaid in accordance with a notice of prepayment. (b) Without prejudice to any indemnity contained in any other Finance Document (including, without limitation, the indemnity contained in clause 27.4 (Indemnity in favour of Security Agent) of the ICA), each Obligor must, within 10 Business Days of demand (such demand to be accompanied by reasonable Supporting Evidence (including, without limitation, receipts and invoices)), jointly and severally as an independent obligation, indemnify the Security Agent against any loss or liability incurred by the Security Agent (acting reasonably and otherwise than by reason of the Security Agent’s gross negligence, wilful misconduct or fraud) as a result of: (i) investigating any event that the Security Agent reasonably believes to be an Event of Default; or (ii) acting or relying on any notice, request or instruction that the Security Agent reasonably believes to be genuine, correct and appropriately authorised. 14.3 Enforcement Costs The Company shall, within 10 Business Days of demand: (a) pay to each Finance Party the amount of all properly incurred costs and expenses (including legal fees and notarial fees) (to the extent undertaken in accordance with 20 164186299_39 the Agreed Security Principles) by it in connection with the preservation of any rights under any Finance Document and the Security Interests granted under the Security Documents; (b) pay to each Finance Party the amount of all fees, costs, charges and expenses properly incurred by it in connection with: (i) the enforcement of any rights under any Finance Document and the Security Interests granted under the Security Documents; and (ii) any proceedings instituted by or against the Security Agent as a consequence of taking or holding such Security Interest or enforcing these rights to the extent that such costs and expenses have not already been claimed under any Finance Document. 15. AVOIDANCE OF DOUBLE COUNTING Each Finance Party agrees that it shall not be entitled to recover an amount from any of the Obligors pursuant to an indemnity, compensation or reimbursement provision contained in any of the Finance Documents to the extent that the Finance Party has recovered that amount in respect of the same matter giving rise to the claim against the Obligors under another provision in any of the Finance Documents. 16. VAT (a) All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party). (b) If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Finance Document, and any Party other than the Recipient (the “Relevant Party”) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration); (i) (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this subparagraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit 21 164186299_39 or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and (ii) (where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. (c) Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (d) Any reference in this Clause 16 to any Party shall, at any time when such Party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (as provided for in Article 11 of the Council Directive 2006/112/EC on the common system of value added tax (as amended or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction which is not a member state of the European Union) so that a reference to a Party shall be construed as a reference to that Party or the relevant group or unity (or fiscal unity) of which that Party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be). (e) In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply. 17. AMENDMENTS AND WAIVERS 17.1 Change of currency (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then: (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country as

22 164186299_39 designated by the Security Agent (acting reasonably and after consultation with the Company); and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Security Agent (acting reasonably and after consultation with the Company). (b) If a change in any currency of a country occurs, the Finance Documents will, to the extent the Security Agent (acting reasonably and after consultation with the Company) deems necessary, be amended to comply with any generally accepted conventions and market practice in the relevant market and otherwise to reflect the change in currency. 17.2 Waivers and remedies cumulative (a) The rights of each Finance Party under the Finance Documents: (i) are subject to the provisions of the ICA; (ii) may be exercised as often as necessary; (iii) are cumulative and not exclusive of its rights under the general law; and (iv) may be waived only in writing in accordance with the provisions of the Finance Documents. (b) Delay in exercising or the non-exercise of any right (other than failure to vote within the period permitted) is not a waiver of that right. 18. DISCLOSURE OF INFORMATION (a) Each Finance Party must keep all Confidential Information confidential and not disclose it to anyone, save to the extent permitted below, and ensure that all Confidential Information received by it is protected with security measures and a degree of care that would apply to its own confidential information. A Finance Party may disclose: (i) to any of its Affiliates, Related Funds and any of its or their officers, directors, employees, insurers and reinsurers, insurance and reinsurance brokers or professional advisers, auditors, partners, custodians and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this subparagraph (i) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price sensitive information, provided that such Finance Party procures that such recipient: 23 164186299_39 (A) keeps such Confidential Information confidential on the terms of, and subject to the exceptions in, this Clause 18; or (B) enters into a Confidentiality Undertaking, except that there shall be no such requirement to so inform or procure if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by a requirement of confidentiality in relation to the Confidential Information; (ii) to any person: (A) to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as a Secured Creditor Representative or Security Agent and, in each case, to any of that person’s Affiliates, Related Funds, Representatives and professional advisers; (B) with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers; (C) appointed by any Finance Party or by a person to whom subparagraph (A) or (B) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf; (D) who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in subparagraph (A) or (B) above; (E) to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation; (F) to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security Interests (or may do so) pursuant to Clause 12 (Security Interests Over Authorised Credit Facility Providers’ Rights) hereof and the relevant Finance Document including, without limitation, any federal reserve or central bank (and including, for the avoidance of doubt, the European Central Bank); 24 164186299_39 (G) to whom information is required to be disclosed in connection with, and/or for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes; (H) that is an insurer, reinsurer or broker of the relevant Finance Party; (I) with the consent of the Company; (J) who is a Party, in each case, such Confidential Information as that Finance Party shall consider appropriate if: (1) in relation to subparagraphs (A), (B) and (C) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking, except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information; (2) in relation to subparagraphs (D), (F) and (H) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some of or all such Confidential Information may be price-sensitive information; (3) in relation to subparagraphs (E) and (G) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some of or all such Confidential Information may be price-sensitive information, except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable to do so under the circumstances; (iii) to any person appointed by that Finance Party or by a person to whom subparagraphs (ii)(A) and (ii)(B) above applies to provide administration or settlement services in respect of one or more of the Finance Documents, including, without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this subparagraph (4) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or 25 164186299_39 such other form of confidentiality undertaking agreed between the Company and the relevant Finance Party; (iv) to any rating agency (including its professional advisors), such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price sensitive information; (v) to any national or international numbering service provider appointed by that Finance Party, to provide identification numbering services in respect of the relevant Authorised Credit Facility Agreement and/or one or more Obligors the following information: (A) names of Obligors; (B) country of domicile of Obligors; (C) place of incorporation of Obligors; (D) date of this Agreement; (E) the names of the facility agent and the arrangers; (F) date of each amendment and restatement of a Finance Document; (G) amount of total commitments; (H) currencies of the relevant Authorised Credit Facility; (I) type of the relevant Authorised Credit Facility; (J) ranking of the relevant Authorised Credit Facility; (K) Final Maturity Date for the relevant Authorised Credit Facility; (L) governing law of the relevant Authorised Credit Facility; (M) changes to any of the information previously supplied pursuant to subparagraphs (A) to (L) above; and (N) such other information agreed between such Finance Party and the Company; to enable such numbering service provider to provide its usual syndicated loan numbering identification services; and

26 164186299_39 (vi) any PP Noteholder or any Secured Creditor Representative acting on its or their behalf to the Securities Valuation Officer of the National Association of Insurance Companies or any successor to that office. (b) Nothing in this Clause 18 shall prevent disclosure of any Confidential Information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Finance Documents or any transaction carried out in connection with any transaction contemplated by the Finance Documents to become an arrangement described in Part II A 1 of Annex IV of Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU. (c) The Parties acknowledge and agree that each identification number assigned to the relevant Authorised Credit Facility Agreement and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider. (d) Each Obligor represents that none of the information set out in subparagraphs (a)(iv)(A) to (a)(iv)(N) above is, nor will at any time be, unpublished price sensitive information. (e) The Secured Creditor Representative in respect of the relevant Authorised Credit Facility Agreement shall notify the relevant Authorised Credit Facility Providers and each Secured Creditor Representative of: (i) the name of any numbering service provider appointed by the Secured Creditor Representative in respect of the relevant Authorised Credit Facility Agreement and/or one or more Obligors; and (ii) the number or, as the case may be, numbers assigned to or in respect of this agreement, the relevant Authorised Credit Facility Agreement and/or one or more Obligors by such numbering service provider. (f) This Clause 18 supersedes any previous confidentiality undertaking given by a Finance Party in connection with this Agreement prior to it becoming a Party. (g) The obligations in this Clause 18 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve (12) months from the earlier of the date on which: (i) all amounts payable by the Obligors under or in connection with the Finance Documents have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and (ii) such Finance Party ceases to be a Finance Party. (h) Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such 27 164186299_39 information may be regulated or prohibited by applicable legislation, including securities law relating to insider dealing and market abuse, and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose, or disclose any Confidential Information if such disclosure would be unlawful. (i) Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Company: (i) of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (a)(ii)(E) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and (ii) upon becoming aware that Confidential Information has been disclosed in breach of this Clause 18. 19. SEVERABILITY If a term of a Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect: (a) the legality, validity or enforceability in that jurisdiction of any other term of such Finance Document or any other Finance Document; or (b) the legality, validity or enforceability in other jurisdictions of that or any other term of such Finance Document. 20. COUNTERPARTS AND CERTIFICATES (a) Each Finance Document may be executed manually or by portable document format (“PDF”) in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of the relevant Finance Document. (b) Any certificate required under the Finance Documents to be executed by an officer, director or authorised signatory of a Party shall be executed in the capacity as such officer, director or authorised signatory (as applicable) and not in the signatory’s personal capacity. 21. NOTICES 21.1 In writing (a) Any communication must be in writing and, unless otherwise stated in the relevant Finance Document, may be given in person, by post or e-mail (in an unencrypted form) or any other electronic communication approved by the Company and the Security Agent. 28 164186299_39 (b) For the purposes of the Finance Documents, an electronic communication will be treated as being in writing. (c) Unless it is agreed to the contrary, any consent or agreement required under a Finance Document must be given in writing. 21.2 Electronic communication (a) Any communication to be made between any two parties under or in connection with this Agreement may be made by electronic mail (in an unencrypted form) or other electronic means to the extent that those two parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two parties: (i) notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and (ii) notify each other of any change to their address or any other such information supplied by them by not less than five (5) Business Days’ notice. (b) Any electronic communication made between those two parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Secured Creditor or a Secured Creditor Representative to the Security Agent only if it is addressed in such a manner as the Security Agent shall specify for this purpose. (c) Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day. 21.3 Direct electronic delivery by an Obligor Each Obligor may satisfy its obligation under this Agreement to deliver any information in relation to a Finance Party by delivering that information directly to that Finance Party in accordance with Clause 21.2 (Electronic communication). 21.4 Contact details (a) Except as provided below, the contact details of each Party for all communications in connection with the Finance Documents are those notified by that Party for this purpose to the Security Agent on or before the date it becomes a Party. (b) The contact details of the Security Agent for this purpose are: Address: 201 Bishopsgate, London EC2M 3NS 29 164186299_39 Attention: Rory McCarthy; Shahdia Hossein E-mail: CorporateLending.LoanAgencyOpsUK@scotiabank.com (c) The contact details of the Company for this purpose are: Address: Blarenberglaan 2/bus C, 2800 Mechelen, Belgium Attention: General Counsel Wyre Finance BV E-mail: legal@wyre.be (d) The contact details of the Bank Facilities Agent for this purpose are: Address: 201 Bishopsgate, London EC2M 3NS Attention: Rory McCarthy; Shahdia Hossein E-mail: CorporateLending.LoanAgencyOpsUK@scotiabank.com (e) The contact details of the Mandated Lead Arrangers for this purpose are set out in Schedule 10 (Notice Details of the Mandated Lead Arrangers). (f) The contact details of the Original Bank Facilities Lenders for this purpose are set out in Schedule 11 (Notice Details of the Original Bank Facilities Lenders). (g) Any Party may change its contact details by giving at least five (5) Business Days’ notice to the Security Agent or (in the case of the Security Agent) to the other Parties. (h) Where a Party nominates a particular department or officer to receive a communication, a communication will not be effective if it fails to specify that department or officer. (i) Promptly upon receipt of notification of an address, telephone number, email address, attention details or any change to any of the foregoing pursuant to paragraph (j) above, or changing any of such details in relation to itself, the Security Agent shall notify the other Parties. 21.5 Effectiveness (a) Except as provided below or otherwise specified in a Finance Document, any communication in connection with a Finance Document will be deemed to be given as follows: (i) if delivered in person, at the time of delivery; (ii) if posted, five (5) days after being deposited in the post, postage prepaid, in a correctly addressed envelope; and

30 164186299_39 (iii) if by e-mail or any other electronic communication, when received in legible form. (b) A communication given under paragraph (a) above but received on a non-Business Day or after business hours in the place of receipt will only be deemed to be given on the next Business Day in that place (unless the delivery of such notice has been expressly acknowledged by the relevant recipient). (c) A communication to the Security Agent, a Financial Guarantor, the Bond Trustee or the Company will only be effective on actual receipt by it and then only if it is expressly marked for the attention of the department or officer identified with its name in Clause 21.3 (Contact details) (or any substitute department or officer as that person shall specify for this purpose). 21.6 The Obligors (a) All communications under the Finance Documents (other than in respect of a Request) to or from an Obligor to a Secured Creditor must (unless otherwise specified in a Finance Document) be sent through the Security Agent and the Secured Creditor Representatives. (b) All communications under the Finance Documents to or from an Obligor must (unless otherwise specified in a Finance Document) be sent through the Company. (c) Any communication given to the Company in connection with a Finance Document will be deemed to have been given also to each Obligor and the Parent. (d) The Security Agent may assume that any communication made by the Company is made with the consent of each Obligor and, to the extent necessary to obtain instructions or directions in relation to any matter in respect of which the Security Agent is entitled to obtain instructions or directions in accordance with the terms of the ICA, the Security Agent shall be entitled to forward a copy of any such communication and any other communication, document or notice received by it to the Secured Creditors or any of them and/or their respective Secured Creditor Representatives. 22. LANGUAGE (a) Any notice given in connection with a Finance Document must be in English. (b) Any other document provided in connection with a Finance Document must be: (i) in English; or (ii) (unless it is a statutory or other official document or the Security Agent otherwise agrees) accompanied by a certified English translation. 31 164186299_39 23. GOVERNING LAW This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law. 24. ENFORCEMENT 24.1 Jurisdiction of English Courts (a) Unless otherwise expressly stated in the relevant Finance Document, the courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”) arising out of or in connection with any Finance Document (including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity) or any non-contractual obligation arising out of or in connection with this Agreement. (b) The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary. 24.2 Service of process (a) Each Obligor irrevocably appoints Liberty Global Europe Limited as its agent under the Finance Documents for service of process in any proceedings before the English courts in connection with any Finance Document. (b) If any person appointed as process agent is unable under this Clause 24.2 (Service of process) for any reason to so act, the Company (on behalf of all the Obligors) must appoint another agent within fourteen days on terms acceptable to the Security Agent. Failing this, the Security Agent may appoint another process agent for this purpose. (c) Each Obligor agrees that failure by a process agent to notify it of any process will not invalidate the relevant proceedings. (d) This Clause 24.2 (Service of process) does not affect any other method of service allowed by law. 24.3 Third Party Rights (a) Unless expressly provided to the contrary in a Finance Document, any person who is not a Party has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of a Finance Document. (b) The consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of that Finance Document. 32 164186299_39 THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement. 33 164186299_39 SCHEDULE 1 REPRESENTATIONS The following representations are made by the parties specified: 1. General (a) The Obligors (and, where specified, the Company on behalf of each member of the Restricted Group and, in relation to paragraph 18 (Anti-Corruption Law) and paragraph 28 (Sanctions) only, each member of the Group) make each of the representations set out in this Schedule 1. (b) Where a representation is made by the Company on behalf of each member of the Restricted Group (or is specifically stated to be made on behalf of a member of the Group) and such member of the Restricted Group (or Group) is not wholly-owned, such representation is made by reference to the knowledge and belief of the Company. 2. Status (a) It is a limited liability corporation, corporation, limited liability company, limited partnership or partnership with limited liability duly incorporated, organised or, in the case of a partnership, established and, in each case, validly existing under the law of its jurisdiction of incorporation, formation or organisation. (b) Each of its Restricted Subsidiaries is a limited liability corporation, corporation, limited liability company, limited partnership or partnership with limited liability, duly incorporated, organised or, in the case of a partnership, established and validly existing under the law of its jurisdiction of incorporation or organisation. (c) It and each of its Restricted Subsidiaries has the power to own its assets and carry on its business as it is being conducted. 3. Binding obligations Subject to the Legal Reservations and, in relation to the Transaction Security, completion of any Perfection Requirements: (a) the obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable obligations; and (b) (without limiting the generality of paragraph (a) above), each Security Document to which it is a party creates the Security Interests which that Security Document purports to create and those Security Interests are valid and effective.

34 164186299_39 4. Non-conflict with other obligations Subject to the Legal Reservations, the entry into and performance by it of, and the transactions contemplated by, the Finance Documents to which it is a party and the granting of the Security Interests under the Security Documents pursuant to the Agreed Security Principles do not and will not conflict with: (a) its constitutional documents or the constitutional documents of any member of the Restricted Group; (b) any law or regulation applicable to it; or (c) any agreement or instrument binding upon it or any member of the Restricted Group or any of its, or any member of the Restricted Group’s, assets or constitute a default or termination event (however described) under any such agreement or instrument, where such conflict, default or termination would have or would reasonably be expected to have a Material Adverse Effect. 5. Power and authority (a) It has the power to execute, enter into, perform and deliver, and has taken all necessary actions to authorise its execution, entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents. (b) No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party. 6. Validity and admissibility in evidence (a) All Authorisations required: (i) to enable it lawfully to execute, deliver, enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; and (ii) to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdictions, have been (or will at the required date be) obtained or effected and, subject to the Perfection Requirements and Legal Reservations, are in full force and effect. (b) All Authorisations necessary for the conduct of the Permitted Business have been obtained or effected and are in full force and effect if failure to obtain or effect those Authorisations would have, or would reasonably be expected to have, a Material Adverse Effect. 35 164186299_39 7. Governing law and enforcement Subject to the Legal Reservations: (a) the choice of governing law of the Finance Documents to which it is a party will be recognised and enforced in its Relevant Jurisdictions; and (b) any judgment obtained in relation to a Finance Document to which it is a party in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions in accordance with applicable law. 8. Insolvency and Creditors’ Process No: (a) corporate action, legal proceeding or other procedure or step described in paragraph 7(a) (Insolvency proceedings) of Schedule 3 (Events of Default); or (b) creditors’ process described in paragraph 8 (Creditors’ Process) of Schedule 3 (Events of Default). has been taken or, to the knowledge of the Company, threatened in writing in relation to an Obligor and none of the circumstances described in paragraph 6 (Insolvency) of Schedule 3 (Events of Default) apply to an Obligor, in each case, acknowledging the grace periods and de minimis thresholds in those paragraphs. 9. No filing or stamp taxes Under the laws of its Relevant Jurisdiction it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction, or that any stamp, registration, notarial or similar Tax or fee be paid on or in relation to the Finance Documents, or the transactions contemplated by the Finance Documents, except for: (a) any filing, recording or enrolling or any tax, stamp duty or fee payable in relation to the Security Documents (including, without limitation, any registration fees or service fees and pledges of shares in relation to any Transaction Security); (b) a stamp duty of EUR 100 that is payable in relation to any Belgian notarial deed; or (c) any fixed or ad valorem registration duties payable in Luxembourg (i) upon voluntary registration (présentation à l’enregistrement) of the Finance Documents before the Registration, Estates and VAT Department (Administration de l’Enregistrement des Domaines et de la TVA) in Luxembourg, or (ii) if the Finance Documents are (A) enclosed to a compulsorily registrable deed under Luxembourg law (acte obligatoirement enregistrable) or (B) deposited with the official records of a notary (déposé au rang des minutes d’un notaire), 36 164186299_39 or which is otherwise explicitly referred to in any Legal Opinion or contemplated by the terms of the Security Documents and which will be made or paid as soon as reasonably practicable after the date of the relevant Security Document and, in any event within applicable time limits, but subject to the Agreed Security Principles. 10. Deduction of Tax Except with respect to payments made from a U.S. Borrower, it is not required to make any Tax Deduction from any payment it may make under any Finance Document to a Bank Facilities Lender that is a Qualifying Bank Facilities Lender subject to the fulfilment of procedural formalities. 11. No Default (a) No Event of Default is continuing or is reasonably likely to result from any Utilisation or the entry into, the performance of, or any transaction contemplated by, any Finance Document. (b) No other event or circumstance is outstanding which constitutes an event of default (howsoever described) under any other agreement or instrument which is binding on it or any member of the Restricted Group or to which its (or any member of the Restricted Group’s) assets are subject, in each case, which would have, or would reasonably be expected to have, a Material Adverse Effect. 12. No misleading information (a) Save as disclosed in writing to the Security Agent prior to the Signing Date, to the best of the Company’s knowledge and belief: (i) any written factual information contained in the Information Package was true and accurate in all material respects as at the date of the relevant Report or document containing the information in the Information Package or (as the case may be) as at the date the information is expressed to be given; (ii) the Base Case Model has been prepared in accordance with the Accounting Principles and the financial projections contained in the Base Case Model have been prepared on the basis of recent historical information, are considered by the board of directors of the Company to be fair and are based on assumptions believed by the board of directors of the Company to be reasonable (in each case, as at the date of the Base Case Model) and have been approved after careful consideration by the board of directors of the Company; (iii) any written financial projections or forecast contained in the Information Package have been prepared in good faith on the basis of assumptions that, in the opinion of the Company, were fair and reasonable as at the date on which the Information Package was delivered, it being understood that the projections are subject to significant uncertainties and contingencies that are 37 164186299_39 beyond the Company’s control and that no assurance can be given that the forecasts will be realised; (iv) no event or circumstance has occurred or arisen and no information has been given or withheld, in each case, that results in the information, opinions, intentions, forecasts or projections contained in the Information Package being untrue or misleading in any material respect as at the date such opinions, intentions, forecasts or projections were stated to be made; and (v) all other material written information not falling under paragraphs (i) to (iv) above and provided to the Finance Parties by or on behalf of the Parent or an Obligor in connection with the Finance Documents on or before the Signing Date and not superseded before that date was true, complete and accurate in all material respects and was not misleading in any material respect, in each case as at the date on which it was provided. (b) The representations and warranties made with respect to each Report are made by each Obligor in this paragraph 12 only so far as it is aware after making due and careful enquiries. 13. Financial Statements (a) The Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied. (b) The Original Financial Statements fairly present the financial condition and results of operations of the Restricted Group as at the end of and for the relevant Financial Year. (c) The most recent financial statements delivered pursuant to paragraph 1 (Financial Statements) of Part 1 (Information Covenants) of Schedule 2 (Covenants): (i) have (subject to paragraph 3 (Requirements as to financial statements) of Part 1 (Information Covenants) of Schedule 2 (Covenants)) been prepared in accordance with the Accounting Principles as applied to the Original Financial Statements; and (ii) give a true and fair view of (if audited) or fairly present (if unaudited) its consolidated financial condition as at the end of, and its consolidated results of operations for, the period to which they relate. (d) The most recent budgets and forecasts supplied under the Finance Documents were arrived at after careful consideration and have been prepared in good faith on the basis of recent historical information and on the basis of assumptions that the Company believed to be reasonable as at the date on which they were prepared (it being understood that such projections are subject to significant uncertainties and contingencies that are beyond the Restricted Group’s control and that no assurance can be given that the forecasts will be realised.

38 164186299_39 14. No proceedings (a) Other than as disclosed to the Security Agent or as set out in the Legal Due Diligence Report, prior to the Signing Date and excluding any frivolous or vexatious claims, no litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency that would reasonably be expected to be adversely determined and which, if so adversely determined, would have or would reasonably be expected to have a Material Adverse Effect (taking into account reserves made or the benefit of warranties, indemnities or insurance cover in respect thereof) have (to the best of its knowledge and belief) been started (or threatened in writing) against it or any member of the Restricted Group. (b) No judgment or order of a court, arbitral body or agency which would have, or would reasonably be expected to have, a Material Adverse Effect has (to the best of its knowledge and belief) been made against any member of the Restricted Group. 15. No breach of laws It has not (and no other member of the Restricted Group has) breached any law or regulation (excluding Environmental Laws to which it is subject) where such breach has, or would reasonably be expected to have, a Material Adverse Effect. 16. Environmental Law (a) Each member of the Restricted Group is in compliance with paragraph 3 (Environmental Compliance) of Part 3 (General Covenants) of Schedule 2 (Covenants) and to the best of its knowledge and belief (having made due and careful enquiry) no circumstances have occurred which would prevent compliance in circumstances where non-compliance would have, or would reasonably be expected to have, a Material Adverse Effect. (b) No Environmental Claim has been formally commenced or (to the best of its knowledge and belief (and having made due and careful enquiry)) threatened against any member of the Group that if adversely determined would have, or would reasonably be expected to have, a Material Adverse Effect. 17. Taxation (a) It is not (and none of its Subsidiaries are) overdue in the filing of any Tax returns and it is not (and none of its Subsidiaries are) overdue in the payment of any amount in respect of Tax other than in circumstances where non-payment does not have, or would not reasonably be expected to have, a Material Adverse Effect. (b) No claims or investigations are being made or conducted against it (or any member of the Restricted Group) with respect to Taxes which has, or which could reasonably be expected to have, a Material Adverse Effect. 39 164186299_39 (c) Each Obligor is resident for Tax purposes solely in its jurisdiction of incorporation, or in the case of any U.S. Obligor, in the jurisdiction stated in the applicable Accession Memorandum. (d) The Company has the status of a “financial enterprise” as defined in Article 105, 1° c) of the Royal Decree implementing the Belgian Tax Code 1992 and complies with all legal requirements thereunder. 18. Anti-corruption law (a) Each member of the Group and any of their respective directors, officers, or, to the best of its knowledge and belief, employees conducts its business in compliance with applicable anti-bribery, anti-corruption, anti-terrorist, anti-terrorist financing or anti-money laundering laws or regulations (including the (i) U.S. Foreign Corrupt Practices Act, (ii) the U.K. Bribery Act 2010, (iii) the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), (iv) the U.S. Patriot Act, (v) Executive Order No. 13224 of 23 September 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten To Commit, or Support Terrorism; (vi) the Money Laundering Control Act of 1986, Public Law 99-570; (vii) the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., (viii) Anti-Corruption Rules, and (ix) any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business and each member of the Group and the Parent has instituted and maintains policies and procedures designed to prevent the violation of such laws or regulations. (b) To the best of the knowledge of the Company, none of the Obligors is subject to any action, proceedings, or investigation which relates to the Anti-Corruption Rules applicable to it. (c) The Borrower and the Obligors are acting on their own account. 19. Security Interests As at the Closing Date, no Security Interest or Quasi-Security exists over all or any of the present or future assets of any member of the Restricted Group other than permitted by the Common Documents. 20. Financial Indebtedness As at the Closing Date, no member of the Restricted Group has any Financial Indebtedness outstanding other than Permitted Financial Indebtedness. 21. Ranking of Security Interests Subject to the Perfection Requirements, Legal Reservations and Permitted Security, the Security Interests granted under the Security Documents have, or will have, the ranking in 40 164186299_39 priority that it is expressed to have in the Security Documents and are not subject to any prior ranking or pari passu ranking Security Interest other than: (a) any Security Interest or Quasi-Security arising by operation of law and in the ordinary course of trading and not as a result of any default or omission by any member of the Restricted Group; and (b) any other Permitted Security. 22. Good title to assets Subject to the occurrence of the Closing Date, it and each member of the Restricted Group has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted to the extent that failure to do so would have, or would reasonably be expected to have, a Material Adverse Effect. 23. Legal and beneficial ownership Subject to the occurrence of the Closing Date, it and each member of the Restricted Group is the sole legal and beneficial owner of the respective assets over which it purports to grant the Security Interests under the Security Documents. 24. Shares (a) The shares, membership interests or any other equity interests of any member of the Restricted Group that are subject to the Security Interests granted under the Security Documents are fully paid (to the extent applicable to such shares, membership interests or other equity interest under applicable law) and not subject to any option to purchase or similar rights (except those arising by operation of law), assuming that the Closing Date has occurred. (b) At the time when the relevant Security Interest granted under the Security Documents takes effect, the articles of association, certificate of incorporation, formation or organisation, by-laws, limited liability company agreement or partnership agreement of entities whose shares, membership interests or other equity interests are subject to such Security Interest do not restrict or inhibit any transfer of those shares, membership interests or other equity interests on creation or enforcement of such Security Interest (except those arising by operation of law). (c) Except as disclosed to the Security Agent and to the knowledge and belief of the Company, in each case, at the time when the relevant Security Interest granted in or over the equity interests in any Obligor under the Security Documents takes effect, there are no agreements in force that provide for the issue or allotment of, or grant any person the right to call for the issue or allotment of, any share or loan capital of any such Obligor (including any option or right of pre-emption or conversion, other than any pre-emption right in favour of the person granting the relevant Security Interest under the constitutional documents of any such Obligor). 41 164186299_39 25. Intellectual Property To the best of its knowledge and belief, it and each of its Restricted Subsidiaries: (a) is the sole legal and beneficial owner of or has licensed to it on normal commercial terms all the Intellectual Property which is required by it in order to carry on its business as it is being conducted where failure to do so has, or would reasonably be expected to have, a Material Adverse Effect; (b) does not (nor does any of its Restricted Subsidiaries), in carrying on the Permitted Business, infringe any Intellectual Property of any third party in any respect which has, or would reasonably be expected to have, a Material Adverse Effect; and (c) has taken all formal or procedural actions (including payment of fees) required to maintain any Intellectual Property owned by it, where failure to do so has, or would reasonably be expected to have, a Material Adverse Effect. 26. Group Structure Chart Subject to the occurrence of the Closing Date, the Group Structure Chart is true, complete and accurate in all material respects. 27. Centre of main interests and establishments For the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast) (the “Regulation”), the centre of main interests (as that term is used in Article 3(1) of the Regulation) of the Parent and each Obligor incorporated in a member state of the European Union is situated in its jurisdiction of incorporation. 28. Sanctions (a) No member of the Group, the Parent nor any of their respective directors, officers or employees: (i) is a Prohibited Party; or (ii) has received notice of, or is aware of, any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority. (b) No provision of this paragraph 28 shall apply to any person if and to the extent that it is or would be in breach of, or expose such person or any directors, officers or employees thereof to any liability under, any applicable Blocking Law. If this paragraph (b) applies to a Finance Party, such Finance Party must notify the Security Agent. 29. Pari Passu Ranking

42 164186299_39 Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies or partnerships generally. 30. ERISA Except as would not reasonably be expected to result in a Material Adverse Effect, no U.S. Obligor or any ERISA Affiliate maintains, contributes to, or has any obligation to contribute to, or any liability under, any Plan, or in the past five years has maintained or contributed to or had any obligation to contribute to, or liability under, any Plan. 31. Investment Company Act No U.S. Obligor is required to be registered as an “investment company” under the United States Investment Company Act of 1940, as amended. 32. Margin Stock No U.S. Obligor is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock (within the meaning of Regulation T, U or X), or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any borrowings will be used for any purpose that violates Regulation U. 43 164186299_39 SCHEDULE 2 COVENANTS Part 1: Information Covenants 1. Financial statements The Obligors’ Agent shall supply to the Security Agent and each Secured Creditor Representative promptly once available, and in any event: (a) within 180 days after an Accounting Reference Date, audited consolidated financial statements for that Financial Year for the Reporting Entity (the “Annual Financial Statements”); and (b) within 90 days after the Financial Half Year Date in each Financial Year, unaudited consolidated management accounts (including, amongst other things, a consolidated balance sheet) of the Reporting Entity for that Financial Half Year (the “Semi-Annual Financial Statements”), provided that the Annual Financial Statements or the Semi-Annual Financial Statements shall be deemed supplied to the Security Agent and each Secured Creditor Representative if filed on the SEC’s website and such filing is notified to the Security Agent or published on the Company’s website. 2. Compliance Certificate (a) The Company shall supply to the Security Agent, and each Secured Creditor Representative, a Compliance Certificate with each set of financial statements delivered under paragraph 1 (Financial Statements) above. (b) The Compliance Certificate shall: (i) set out (in reasonable detail) computations as to compliance with paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of this Schedule 2 (including any adjustment made in accordance with paragraph 2 (Financial testing) of Part 2 (Financial Covenants) of this Schedule 2 whereby any description of such adjustment made will include confirmation as to the determination of Consolidated EBITDA and Net Finance Charges (in each case excluding such adjustments), the amount of any adjustment and the determination of Consolidated EBITDA and Net Finance Charges (in each case, after including such adjustments)); (ii) set out (in reasonable detail) computations as to compliance with the Lock-Up Tests (including any adjustment made in accordance with paragraph 2 (Financial testing) of Part 2 (Financial Covenants) of this Schedule 2 whereby any description of such adjustment made will include confirmation as to the determination of Consolidated EBITDA and Net Finance Charges (in each case excluding such adjustments), the amount of 44 164186299_39 any adjustment and the determination of Consolidated EBITDA and Net Finance Charges (in each case, after including such adjustments)); (iii) confirm that no Event of Default has occurred or is continuing as at the date of the Compliance Certificate or, if any Event of Default has occurred and is continuing, what steps (if any) are being taken to remedy such Event of Default; (iv) list all Material Companies and all Ring-Fenced Subsidiaries; and (v) in the case of the Compliance Certificate accompanying the Annual Financial Statements only, certify that the guarantor coverage test set out in paragraph 28 (Guarantor) of Part 3 (General Covenants) of this Schedule 2 (Covenants) will be met no later than the date falling sixty (60) days after the date of the relevant Compliance Certificate and set out (in reasonable detail) computations as to compliance with the guarantor coverage test set out in paragraph 28 (Guarantors) of Part 3 (General Covenants) of this Schedule 2 (Covenants) (including any adjustments made in the event that a Restricted Subsidiary has been acquired or disposed of since the date as at which the latest Annual Financial Statements were prepared, such adjustment to be certified by a director or Authorised Signatory of the Company as representing an accurate reflection of the revised Consolidated EBITDA of the Restricted Group). (c) Each Compliance Certificate shall be signed by a director or authorised signatory of the Company. 3. Requirements as to financial statements (a) The Company shall procure that each set of financial statements delivered under paragraph 1 (Financial Statements) above includes a balance sheet, profit and loss account, and a cashflow statement only. In addition, the Company shall procure that each set of Annual Financial Statements shall be audited by the Auditors. (b) Each set of financial statements delivered pursuant to paragraph 1 (Financial Statements) above: (i) shall be certified by a director or the chief financial officer of the Company as giving a true and fair view of (in the case of the Annual Financial Statements), or fairly presenting (in the case of the Semi-Annual Financial Statements) its financial condition and operations as at the date when those financial statements were drawn up subject to changes resulting from year- end adjustments; and (ii) shall be prepared using the Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements, unless, in relation to any set of financial statements, the Company notifies the Security Agent and each 45 164186299_39 Secured Creditor Representative that there has been a material change in the Accounting Principles, the Accounting Reference Date, the financial reference periods, the accounting practices and the Company’s Auditors deliver to the Security Agent and each Secured Creditor Representative: (A) a description of any change necessary for those financial statements to reflect the unaltered Accounting Reference Date, Accounting Principles, the financial reference periods or accounting practices upon which the Original Financial Statements were prepared; and (B) sufficient information, in form and substance as may be reasonably required by the Security Agent, to enable the Finance Parties to determine whether paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of this Schedule 2 and the Lock-Up Tests have been complied with, and to make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements. (c) If the Company notifies the Security Agent of a change in accordance with paragraph (b)(ii) above, then the Company may appoint an independent reputable firm of auditors (acting as an expert and not as an arbitrator) to determine the amendments required to be made to paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of this Schedule 2 and the Lock-Up Ratio Levels and/or the definitions of any terms used therein and any references to “Leverage Ratio” and “Interest Cover Ratio” in the Finance Documents as are necessary to place the Restricted Group in a comparable position to that in which they would have been if the change or changes (as applicable) had not happened and the determination of any such auditors shall be final and binding upon the Parties. (d) To the extent that material differences exist between the business, assets, results of operations or financial condition of (i) the Reporting Entity and its Subsidiaries and (ii) the Group (excluding, for the avoidance of doubt, the effect of any intercompany balances between the Reporting Entity and any member of the Group), the Company shall provide to the Bank Facilities Agent, together with the financial statements referred to above, an unaudited schedule to any financial statements of the Reporting Entity demonstrating the necessary adjustments that would need to be made to the financial statements of the Reporting Entity to derive financial information applicable to the Group prepared in accordance with the Accounting Principles. (e) Any reference in any Finance Document to any financial statements shall be construed as a reference to those financial statements, as adjusted, to reflect the basis upon which the Original Financial Statements were prepared. 4. Budget

46 164186299_39 (a) The Company shall supply a Budget to the Security Agent and each Secured Creditor Representative within ninety (90) days following the first day of each of its Financial Years, commencing with the Financial Year commencing 1 January 2027. (b) The Company shall ensure that each Budget: (i) includes a projected consolidated profit and loss, projected balance sheet, projected cashflow statement and total projected Capital Expenditure for the Restricted Group for the Financial Year for which the Budget has been supplied; and (ii) has been approved by the board of directors of Wyre Holding BV. (c) If the Company makes any material, formal updates or amendments to the Budget, the Company shall supply such updated Budget, together with a written explanation of such material changes, promptly once finalised to the Security Agent and each Secured Creditor Representative. 5. Annual investor call Once in every Financial Year (commencing with the Financial Year commencing 1 January 2027), the Security Agent (acting on the instructions of the relevant Qualifying Secured Creditors in accordance with the ICA) may request a representative of the Obligors’ Agent to provide an investor update conference call to the Secured Creditors in respect of the ongoing business and financial performance of the Restricted Group. 6. Information: miscellaneous (a) So far as permitted by any applicable law, regulation, order or any binding confidentiality obligations and subject to paragraph (b) below, the Company shall supply to the Security Agent and each Secured Creditor Representative: (i) at the same time as they are dispatched, copies of all documents dispatched by an Obligor to its creditors generally (or any class of them) other than documents dispatched to any Holding Company or member of the Wider Group; (ii) as soon as reasonably practicable after becoming aware thereof but subject to paragraph (b) below, the details of any litigation, arbitration or administrative proceedings which have been formally notified to a member of the Restricted Group or of any investigations or proceedings by a governmental authority which have been notified to any member of the Restricted Group in writing and which are current, threatened in writing or pending against any member of the Restricted Group and which would, if adversely determined, have a Material Adverse Effect; 47 164186299_39 (iii) in relation to any proposed Re-registration (as defined in paragraph (h) of the definition of Permitted Transaction) of a member of the Group, the shares in which are the subject of Security in favour of the Finance Parties, promptly upon becoming aware of them, the final details of that proposed Re-registration; (iv) promptly, upon becoming aware of the occurrence of any termination of any Wholesale Agreement; and (v) as soon as reasonably practicable upon becoming aware of any event (including any Disposal and any termination of a Wholesale Agreement) that would require prepayment pursuant to Clause 8 (Mandatory Prepayment), the details of such event. (b) Subject to paragraph 7 (Notification of Default), nothing in the Finance Documents shall oblige any Obligor to disclose any information which is, in the reasonable opinion of such Obligor, material to the business and interests of such Obligor or the Group and which is, in the reasonable opinion of such Obligor, of significant commercial sensitivity such that the disclosure of such information might reasonably be expected to be materially prejudicial to the business and interests of such Obligor or member of the Group or the Group as a whole; or supply details of any communication, correspondence, enquiry, investigation or proceeding of a preliminary nature unless and until there is a reasonable prospect that the matters addressed by such communication, correspondence, enquiry, investigation or proceeding are reasonably expected to proceed in such a manner that, if adversely determined, would have, or would reasonably be expected to have, a Material Adverse Effect, and the provision of any information is subject in each case to any binding duty of confidentiality and any applicable legal or regulatory restrictions or restrictions imposed by law. (c) Subject to paragraph (d) below, the Security Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Security Agent under the terms of any Common Document for that Party by any other Party. (d) Without prejudice to clause 21.7 (Copy of Transfer Certificate, Assignment Agreement, Accordion Facility Notice and Increase Confirmation to Company) of the Bank Facilities Agreement or any equivalent provision of any other Authorised Credit Facility Agreement, paragraph (c) above shall not apply to any Transfer Certificate, any Assignment Agreement or any Increase Confirmation (as each such term is defined in the Bank Facilities Agreement and including any equivalent term in any other Authorised Credit Facility Agreement). 7. Notification of default Each Obligor (or the Company on its behalf) shall notify the Security Agent of any Default (and the steps, if any, being taken to remedy it) as soon as reasonably practicable upon 48 164186299_39 becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor or by the Company). 8. Use of websites (a) The Company (for itself and on behalf of the Obligors) may deliver any information required to be delivered to the Security Agent or a Secured Creditor under this Agreement to the Security Agent or a Secured Creditor in electronic form or by way of posting such information to the Designated Website (as defined below). (b) Except as provided below, the Company may deliver information to the Security Agent or a Secured Creditor by posting it on an electronic website if: (i) the Company designates an electronic website (without password protection) (the “Designated Website”) for this purpose; and (ii) the Company notifies the Security Agent and each Secured Creditor Representative of the address of, and ensures that the Security Agent and each Secured Creditor Representative are notified of any relevant password specifications for the Designated Website. (c) The Company may designate a third party to operate and manage the Designated Website on its behalf. (d) The Company must promptly, upon becoming aware of its occurrence, notify the Security Agent and each Secured Creditor Representative if: (i) the Designated Website cannot be accessed for a period of five (5) consecutive Business Days; (ii) the password specifications for the Designated Website change; (iii) any new information which is required to be provided under this Agreement is posted onto the Designated Website; (iv) any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or (v) the Designated Website or any information on the website is infected by any electronic virus or similar software for a period of five (5) consecutive Business Days. If the circumstances in subparagraph (i) or (v) above occur, the Company must supply all information required to be delivered under this Agreement to the Security Agent and each Secured Creditor Representative in paper or electronic form until such circumstances are no longer continuing. 49 164186299_39 (e) Any new or alternative electronic website (with or without password protection) may be designated by the Company. 9. “Know your customer” checks (a) Upon: (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the Signing Date; (ii) any change to or in the status of the Parent or an Obligor or the composition of the shareholders of the Parent or an Obligor after the Signing Date; (iii) a proposed assignment or transfer by an Authorised Credit Facility Provider of any of its rights and/or obligations under an Authorised Credit Facility to a party that is not an Authorised Credit Facility Provider prior to such assignment or transfer; or (iv) as part of any periodic review process stipulated by the internal policies of a Secured Creditor, promptly upon reasonable request by any Secured Creditors, the Company shall provide such documentation or other evidence as is reasonably necessary for such Secured Creditor to carry out and be satisfied with the “know your customer” or other checks required to be carried out by local regulatory authorities provided that such information will be provided to that Secured Creditor only. (b) Each Authorised Credit Facility Provider shall promptly, upon the request of the relevant Secured Creditor Representative, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by that Secured Creditor Representative (for itself) in order for that Secured Creditor Representative to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents. (c) The Company shall, by not less than five (5) Business Days’ prior written notice to each Secured Creditor Representative, notify that Secured Creditor Representative (which shall promptly notify the Authorised Credit Facility Providers) of its intention to request that one of its Subsidiaries becomes a new Obligor pursuant to Clause 1.6 (Obligors) and clause 4 (Accession of Additional Obligors) of the ICA or the intention of the Parent to resign and appoint a Replacement Parent in accordance with clause 6 (Replacement Parent) of the ICA (d) Following the giving of any notice pursuant to paragraph (c) above, if the accession of such Additional Obligor or the appointment of the Replacement Parent obliges that Secured Creditor Representative or any Authorised Credit Facility Provider to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the

50 164186299_39 Company shall promptly, upon the request of the relevant Secured Creditor Representative or any Authorised Credit Facility Provider, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the relevant Secured Creditor Representative (for itself or on behalf of any Authorised Credit Facility Provider) or any Authorised Credit Facility Provider (for itself or on behalf of any prospective new Authorised Credit Facility Provider) within five (5) Business Days of the written notice given pursuant to paragraph (c) above, in order for the relevant Secured Creditor Representative or such Authorised Credit Facility Provider, or any prospective new Authorised Credit Facility Provider, to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks which are necessary under all applicable laws and regulations, pursuant to the accession of such Subsidiary to the relevant Finance Documents as an Additional Obligor or the appointment of the Replacement Parent (as applicable). 10. ERISA Except as would not reasonably be expected to result in a Material Adverse Effect, to the extent within an Obligor’s control: (a) each Obligor must ensure that it shall not at any time establish, maintain, contribute to, or be required or permitted to contribute to, any Plan, or become a guarantor with respect to any Plan; and (b) no Obligor will take any action that it knows is reasonably likely to cause it to incur any liability in respect of any Plan of an ERISA Affiliate. 11. BIPT Deregulation Event The Company shall notify the Security Agent that BIPT Deregulation will not be obtained and the related condition to the Cooperation has not been and will not be waived as soon as reasonably practicable upon Wyre becoming aware of such circumstance. 51 164186299_39 Part 2: Financial Covenants 1. Default Ratios The Company shall ensure that, beginning with the first Calculation Date to occur after a complete Financial Half Year has elapsed after the Closing Date: (a) the Leverage Ratio in respect of the Relevant Period ending on each Calculation Date is not more than 8.50:1; and (b) the Interest Cover Ratio in respect of the Relevant Period ending on each Calculation Date is not less than 1.90:1, together, the “Default Ratio Levels”. 2. Financial testing (a) The financial covenants set out in paragraph 1 (Default Ratios) above and the Lock-Up Tests shall be calculated in accordance with the Accounting Principles and tested by reference to each set of Annual Financial Statements or Semi-Annual Financial Statements (as applicable) and each Compliance Certificate delivered pursuant to paragraph 1 (Financial Statements) and paragraph 2 (Compliance Certificate) of Part 1 (Information Covenants) of this Schedule 2. (b) For the purpose of calculating the Total Assets, Default Ratio Levels, the Lock-Up Ratio Levels or any increase in Consolidated EBITDA for the purposes of any Basket (but excluding, for the avoidance of doubt, any calculation of Cashflow or Excess Cashflow): (i) if any member of the Restricted Group has incurred Capital Expenditure or entered into a Relevant Contract during an LTM Period, and the Company reasonably projects any Consolidated EBITDA or revenues to be attributable to that Capital Expenditure or Relevant Contract within 12 months of the last day of that Relevant Period, the Consolidated EBITDA or revenues attributable to that Capital Expenditure or Relevant Contract for that Relevant Period may, at the Company’s election, be adjusted to be deemed to be the earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA) which the Company reasonably projects to be attributable to that Capital Expenditure or Relevant Contract on a mature basis for a 12 month period thereafter, provided that such adjustment may not exceed 20 per cent. of Consolidated EBITDA of the Restricted Group for the Relevant Period and where such adjustment exceeds 10 per cent. of Consolidated EBITDA of the Restricted Group for the Relevant Period, the Company has delivered a certificate signed by its chief executive officer or chief financial officer confirming that such adjustments have been made on a reasonable basis and where such adjustment exceeds 12.5 per cent. of Consolidated EBITDA of the 52 164186299_39 Restricted Group for the Relevant Period, such adjustment has been verified by third party due diligence; (ii) in respect of each of the first and second Relevant Periods falling after the Closing Date, Net Finance Charges will be annualised for the period from the Closing Date to the relevant Calculation Date by multiplying Net Finance Charges by 360 and dividing by the number of days elapsed in the period from and including the Closing Date to and including the relevant Calculation Date (and Net Finance Charges in respect of the period prior to the Closing Date shall be ignored); (iii) in respect of each Subsidiary that is not (or will not, upon completion of that acquisition become) a Ring-Fenced Subsidiary and which is acquired pursuant to a Permitted Acquisition (or, for the purposes of the definition of Permitted Additional Debt, to be acquired with the proceeds of any such Permitted Additional Debt), the portion of Net Finance Charges (when calculating Interest Cover Ratio) attributable to that entity will be annualised for the period from the date of the Permitted Acquisition to the relevant Calculation Date falling less than 12 Months thereafter by multiplying Net Finance Charges by 360 and dividing by the number of days elapsed in the period from and including the date of the Permitted Acquisition to and including the relevant Calculation Date (and Net Finance Charges in respect of the period prior to the date of the Permitted Acquisition shall be ignored); (iv) if any person, property, business or material fixed asset acquired and not subsequently sold, transferred or otherwise disposed of by any member of the Restricted Group is acquired during the Relevant Period (but excluding any Ring-Fenced Subsidiary) (each such person, property, business or asset acquired (or in respect of which there is a contractual commitment to acquire) and not subsequently disposed of, being an “Acquired Entity or Business”) pursuant to a Permitted Acquisition, the assets and consolidated earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA, mutatis mutandis) for the Relevant Period of such Acquired Entity or Business shall be taken into account towards the calculation of Consolidated EBITDA and Total Assets; (v) if material (unless, in relation to any material adjustment which could be made as a result of cost savings, the Company elects not to include such cost savings in the determination of Consolidated EBITDA), an adjustment in respect of each Acquired Entity or Business acquired during such period equal to the amount of the Pro Forma Adjustment will be made to Consolidated EBITDA with respect to such Acquired Entity or Business for the Relevant Period; (vi) there shall be excluded, in determining Consolidated EBITDA and Total Assets for any Relevant Period, the assets and earnings before interest, tax, 53 164186299_39 depreciation and amortisation (calculated on the same basis as Consolidated EBITDA, mutatis mutandis) of any person, property, business or material fixed asset is sold, transferred or otherwise disposed of by any member of the Restricted Group during such period (each such person, property, business or asset so sold or disposed of, a “Sold Entity or Business”); (vii) Net Finance Charges and Debt Service will be adjusted to reflect (i) any increase in Borrowings resulting from the occurrence of Permitted Financial Indebtedness incurred to fund the acquisition of any Acquired Entity or Business or other assumption of debt by any Acquired Entity or Business, or (ii) any repayment of debt owed by or relating to any Acquired Entity or Business or Sold Entity or Business; (viii) any member of the Restricted Group which is intended to be, but which (as at the end of the applicable Relevant Period) has not been, disposed of, shall have its results included in calculating Consolidated EBITDA, even if the intention to dispose of the relevant member of the Restricted Group would lead to it being treated as a current asset for the purposes of the Accounting Principles; and (ix) Net Total Debt for any Relevant Period will be calculated on the basis of Net Total Debt outstanding on the last day of that Relevant Period. (c) There will be no double counting, that is, no item shall be taken into account more than once in any calculations (including in relation to any adjustments to Consolidated EBITDA).

54 164186299_39 Part 3: General Covenants The undertakings in this Part 3 of this Schedule 2 are for the benefit of the Secured Creditors and shall remain in force from the Signing Date for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. To the extent that the undertakings in this Part 3 of this Schedule 2 require the Company to ensure or procure compliance by a member of the Restricted Group or the Group with the undertakings in this Part 3 of this Schedule 2, the Company’s ability to so ensure or procure compliance with the undertakings in this Part 3 of this Schedule 2 shall be limited to the extent to which the Company is able to so ensure or procure such compliance under the terms of any shareholders’ agreement or other similar agreements, constitutional documents and/or by law. 1. Authorisations Each Obligor shall (and Wyre shall ensure that each other member of the Restricted Group will) as soon as reasonably practicable obtain, comply with, and do all that is necessary to maintain in full force and effect any Authorisation required under any law or regulation of a Relevant Jurisdiction to: (a) enable it to perform its obligations under the Finance Documents and the Project Documents to which it is a party; (b) ensure, subject to the Legal Reservations and Perfection Requirements, the legality, validity, enforceability or admissibility in evidence of any Finance Document to which it is a party; and (c) to carry on Permitted Business where failure to do so has, or would reasonably be expected to have, a Material Adverse Effect. 2. Compliance with laws Each Obligor shall (and Wyre shall ensure that each other member of the Group will) comply in all respects with all laws to which it may be subject, if failure to so comply has, or would be reasonably expected to have, a Material Adverse Effect. 3. Environmental compliance Each Obligor shall (and Wyre shall ensure that each other member of the Group will): (a) comply with all Environmental Law which it may be subject to; (b) obtain, maintain and ensure compliance with all requisite Environmental Permits; and (c) implement procedures to monitor compliance with and prevent liability under any Environmental Law, 55 164186299_39 in each case, where failure to do so has, or would reasonably be expected to have, a Material Adverse Effect. 4. Environmental Claims The Company shall (and Wyre shall procure that each member of the Group will), promptly upon becoming aware of the same, inform the Security Agent in writing of: (a) any Environmental Claim against any member of the Group which is current, pending or threatened; and (b) any facts or circumstances which may result in any Environmental Claim being commenced or threatened against any member of the Group, where the claim, if determined against that member of the Group, has, or would reasonably be expected to have, a Material Adverse Effect. 5. Anti-corruption law (a) No Obligor shall (and Wyre shall ensure that no other member of the Group will) directly or indirectly use the proceeds of the Authorised Credit Facilities for any purpose which would breach the UK Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977, the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), as amended by the U.S. Patriot Act, the Anti-Corruption Rules or other similar legislation in other jurisdictions. (b) Each Obligor shall (and Wyre shall ensure that each other member of the Group will): (i) conduct its businesses in compliance with applicable anti-corruption and anti-money laundering laws and regulations; (ii) maintain and enforce adequate policies and procedures designed to promote and achieve compliance with such laws and regulations; and (iii) act on its own account. 6. Taxation (a) Each Obligor shall (and Wyre shall ensure that each other member of the Group will) pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring material penalties unless and only to the extent that: (i) such payment is being contested in good faith and adequate reserves are being maintained for those Taxes and the costs required to contest them; or 56 164186299_39 (ii) such payment can be lawfully withheld and failure to pay those Taxes does not have or would not reasonably be expected to have a Material Adverse Effect. (b) No Obligor shall (and Wyre shall ensure that no other member of the Group will) change its residence for Tax purposes. (c) No Obligor may be a member of a value added tax group, other than a group made up of members of the Group. (d) The Company shall at all times (i) maintain its status as a "financial enterprise" as defined in Article 105, 1° c) of the Royal Decree implementing the Belgian Tax Code 1992 and (ii) comply with all legal requirements thereunder. 7. Merger No Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction other than a Permitted Transaction (other than the one referred to in paragraph (c) of the definition of that term) or a Permitted Disposal. 8. Change of business Each Obligor shall (and Wyre shall ensure that each other member of the Restricted Group shall) carry on only Permitted Business. 9. Acquisitions (a) Except as permitted under paragraph (b) below, no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will): (i) acquire a corporation, company or partnership or any shares, membership interests, other equity interests or securities or a business or undertaking (or, in each case, any interest in any of them); or (ii) incorporate, form or organise a corporation, company or partnership. (b) Paragraph (a) above does not apply to an acquisition of a company, of shares, securities or a business or undertaking (or, in each case, any interest in any of them) or the incorporation or formation of a company which is: (i) a Permitted Acquisition; (ii) a Permitted Joint Venture; or (iii) a Permitted Transaction. 57 164186299_39 10. Joint Ventures (a) Except as permitted under paragraph (b) below, no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will): (i) enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in any Joint Venture; or (ii) transfer any assets or lend to or guarantee or give an indemnity for or give any Security Interest for the obligations of a Joint Venture or maintain the solvency of or provide working capital to any Joint Venture (or agree to do any of the foregoing). (b) Paragraph (a) above does not apply to entry into, investment in or acquisition of (or agreement to acquire) any interest in a Joint Venture or transfer of assets (or agreement to transfer assets) to a Joint Venture or loan made to or guarantee or indemnity or Security Interest given in respect of the obligations of, or the maintaining of the solvency of, a Joint Venture if such transaction is a Permitted Acquisition, a Permitted Disposal, a Permitted Loan, a Permitted Guarantee, Permitted Security or a Permitted Joint Venture (as applicable). 11. Preservation of assets Each Obligor shall (and Wyre shall ensure that each other member of the Restricted Group will) maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary to conduct the Permitted Business where failure to do so has, or would reasonably be expected to have, a Material Adverse Effect. 12. Negative pledge (a) “Quasi-Security” means an arrangement or transaction described in paragraph (b)(ii) below. (b) Except as permitted under paragraph (c) below: (i) no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) create or permit to subsist any Security Interest over any of its assets (including fixed network assets); and (ii) no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will): (A) sell, transfer or otherwise dispose of any of its assets (including fixed network assets) on terms whereby they are or may be leased to or re-acquired by an Obligor or another member of the Restricted Group;

58 164186299_39 (B) sell, transfer or otherwise dispose of any of its receivables on recourse terms; (C) enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or (D) enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset. (c) Paragraphs (a) and (b) above do not apply to any Security Interest or (as the case may be) Quasi-Security, which is Permitted Security, a Permitted Disposal or a Permitted Transaction. 13. Disposals (a) Except as permitted under paragraph (b) below, no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset. (b) Paragraph (a) above does not apply to any sale, lease, transfer or other disposal which is: (i) a Permitted Disposal; (ii) a Permitted Transaction; or (iii) a Permitted Payment. 14. Pari passu ranking Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Secured Creditor against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. 15. Arm’s length basis (a) Except as permitted by paragraph (b) below, no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) enter into any transaction with any person, except on arm’s length terms or (from the perspective of the Restricted Group) better. (b) The following transactions shall not be a breach of this provision: 59 164186299_39 (i) any Subordinated Indebtedness or any New Shareholder Injections; (ii) any Intra-Group Loans; (iii) intra-Restricted Group acquisitions permitted pursuant to Clause 9 (Acquisitions) of this Part 3 (General Covenants) of this Schedule 2, to the extent made between members of the Restricted Group; (iv) intra-Restricted Group disposals permitted pursuant to Clause 13 (Disposals) of this Part 3 (General Covenants) of this Schedule 2, to the extent made between members of the Restricted Group; (v) fees, costs and expenses payable under the Finance Documents in the amounts set out in the Finance Documents; (vi) a Permitted Transaction or any Permitted Payment; (vii) any debt purchase transaction which is permitted by an Authorised Credit Facility; (viii) any transaction with a Ring-Fenced Subsidiary that constitutes Permitted Recourse or a Permitted Ring-Fenced Subsidiary Payment or a Permitted Joint Venture permitted by this Agreement; and (ix) transactions between members of the Restricted Group which are otherwise permitted or not prohibited by the terms of the Finance Documents. 16. Loans or credit (a) Except as permitted under paragraph (b) below, no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) be a creditor in respect of any Financial Indebtedness. (b) Paragraph (a) above does not apply to: (i) a Permitted Loan; or (ii) a Permitted Transaction. 17. No guarantees or indemnities (a) Except as permitted under paragraph (b) below, no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person. (b) Paragraph (a) above does not apply to a guarantee which is: (i) a Permitted Guarantee; or 60 164186299_39 (ii) a Permitted Transaction. 18. Distributions and shareholder loans (a) Except as permitted under paragraph (b) below, Wyre shall not (and shall ensure that no other member of the Restricted Group will) make a Restricted Payment. (b) Paragraph (a) above does not apply to: (i) a Permitted Payment; or (ii) a Permitted Transaction (other than one referred to in paragraphs (c) or (j) of the definition of that term). (c) Except as permitted under paragraph (d) below, the Company shall not: (i) repay or prepay any principal amount (or capitalised interest) outstanding under or in connection with the Subordinated Parent Liabilities; or (ii) pay any interest, fee or charge accrued or any other amounts due or payable under or in connection with the Subordinated Parent Liabilities; or (iii) purchase, redeem, defease or discharge any of the amounts outstanding under the Subordinated Parent Liabilities. (d) Paragraph (c) above does not apply to Permitted Payments. 19. Financial Indebtedness (a) Except as permitted under paragraph (b) below, no Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) incur or allow to remain outstanding any Financial Indebtedness. (b) Paragraph (a) above does not apply to Financial Indebtedness which is: (i) Permitted Financial Indebtedness; (ii) Permitted Additional Debt; or (iii) a Permitted Transaction. 20. Share capital No Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) issue any shares, membership interests or other equity interests except pursuant to: (a) a Permitted Share Issue; or (b) a Permitted Transaction. 61 164186299_39 21. Insurance (a) Each Obligor shall (and Wyre shall ensure that each other member of the Restricted Group will) maintain insurances on and in relation to its business and assets against those risks and to the extent as is commercially prudent in accordance with good industry practice for such assets for companies carrying on the same, or a substantially similar, business. (b) All insurances must be with reputable independent insurance companies or underwriters. 22. Pensions Wyre will procure that all pension schemes are funded to the extent required by applicable law, in each case, where (taking into account any applicable insurance arrangements) failure to do so would have a Material Adverse Effect. 23. Treasury Transactions (a) The Obligors shall comply with the Hedging Policy. (b) No Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) enter into any Treasury Transaction, other than: (i) the Hedging Transactions documented by the Hedging Agreements or in accordance with the Hedging Policy; and (ii) Treasury Transactions entered into for the hedging of actual or projected real exposures of a member of the Restricted Group, provided that they are not for speculative purposes. 24. Further assurance (a) Subject to the Agreed Security Principles, each Obligor (and Wyre shall ensure that each member of the Restricted Group) shall promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent may reasonably specify (and in such form as the Security Agent may reasonably require in favour of the Security Agent or any of its nominees): (i) to perfect the Security Interest created or intended to be created under or evidenced by the Finance Documents (which may include the execution of a mortgage, charge, assignment or other Security Interest over all or any of the assets which are, or are intended to be, the subject of any Security Document) or for the exercise of any rights, powers and remedies of the Security Agent or the Secured Creditors provided by or pursuant to the Finance Documents or by law;

62 164186299_39 (ii) to confer on the Security Agent or confer on the Secured Creditors a Security Interest over any property and assets of the Parent or that Obligor (as applicable) located in any jurisdiction equivalent or similar to the Security Interest intended to be conferred by or pursuant to any Security Document; and/or (iii) (after any such Security Interest has become enforceable in accordance with the terms of the relevant Security Document) to facilitate the realisation of the assets which are, or are intended to be, the subject of any Security Document. (b) Subject to the Agreed Security Principles, each Obligor (and Wyre shall ensure that each member of the Restricted Group) shall take all such action as is reasonably available to it (including making all filings, recordings and registrations) as may be necessary for the purpose of the creation, perfection or maintenance of any Security Interest conferred or intended to be conferred on the Security Agent or the Secured Creditors by or pursuant to the Finance Documents. (c) Subject to the Agreed Security Principles, each Obligor (and Wyre shall ensure that each member of the Restricted Group) shall promptly upon request by the Bank Facilities Agent or the Security Agent in accordance with the Agreed Security Principles and only where required pursuant to local law execute any necessary amendments to or confirmations of the Security Documents and other Finance Documents (including this Agreement) as may be required in order to ensure that: (i) any increase in commitments made available on the terms contemplated in clause 2.2 (Increase) of the Bank Facilities Agreement rank pari passu with the other Bank Facilities; and (ii) any Accordion Facility Commitments (as defined in the Bank Facilities Agreement) are made available on the terms contemplated in clause 7 (Establishment of Accordion Facilities) of the Bank Facilities Agreement and that any Accordion Facility Loans (as defined in the Bank Facilities Agreement) rank pari passu with the other Facilities (as defined in the Bank Facilities Agreement) in terms of certain payments as further described in clause 8 (Repayment) of the Bank Facilities Agreement. 25. Centre of main interests (a) Subject to paragraph (b) below, no Obligor, and Wyre shall ensure that no Obligor incorporated in a member state of the European Union shall do anything to change the location of its centre of main interests, for the purposes of the Regulation. (b) An Obligor (other than Wyre) may change the location of its centre of main interests pursuant to a Permitted Transaction provided that: (i) no Event of Default has occurred and is continuing; 63 164186299_39 (ii) the relevant Obligor has provided a solvency certificate issued by a public authority, public registry or court (if available in the relevant jurisdiction of incorporation of the relevant Obligor prior to any change of its “centre of main interests” as defined in the Regulation); and (iii) there would be no material adverse impact on the Secured Creditors arising from such change. 26. Sanctions (a) No Obligor shall (and Wyre shall procure that no member of the Group shall) directly or indirectly: (i) use any part of the proceeds of any Utilisation or allow these proceeds to be used (or lend, contribute or otherwise make available such proceeds to any person): (A) for the purpose of financing (fund, participate or contribute) any trade, business or other activities involving, or for the benefit of (or otherwise to make funds available to or for the benefit of), any Prohibited Party; or (B) in any other manner that results in any person being in breach of any Sanctions; or (ii) fund all or part of any payment in connection with a Finance Document out of proceeds derived directly from transactions with a Prohibited Party. (b) Each Obligor shall (and Wyre shall ensure that each other member of the Group will) ensure that appropriate policies, procedures, controls and safeguards are in place designed to prevent any action being taken that would be contrary to paragraph (a) above. (c) No provision of this paragraph 26 shall apply to any person if and to the extent that it is or would be in breach of, or expose such person or any directors, officer or employee thereof to any liability under, any applicable Blocking Law. If this paragraph (c) applies to a Finance Party, such Finance Party must notify the Security Agent. 27. Constitutional Documents No Obligor shall (and Wyre shall ensure that no Obligor will) change its constitutional documents without the Security Agent’s consent in a way which would have, or would reasonably be expected to have, a Material Adverse Effect. 64 164186299_39 28. Guarantors (a) Subject to the Agreed Security Principles, Wyre shall ensure that within sixty (60) days of the Closing Date and within sixty (60) days of the date of each Compliance Certificate delivered with the Annual Financial Statements: (i) the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA) of the Guarantors (calculated on an unconsolidated basis and excluding all intra-Group items and investments in Subsidiaries of any member of the Restricted Group), represents not less than eighty (80) per cent. of the Consolidated EBITDA of the Restricted Group; and (ii) the aggregate gross assets of the Guarantors (calculated on an unconsolidated basis and excluding all intra-Group items and investments in Subsidiaries of any member of the Restricted Group) equals or exceeds eighty (80) per cent. of the aggregate gross assets of the Restricted Group, (the “Guarantor Coverage”). (b) No breach of paragraph (a) above shall occur if, within sixty (60) days of the date of any Compliance Certificate delivered with the Annual Financial Statements evidencing that the Guarantor Coverage is not met, other members of the Restricted Group accede as Additional Obligors such that, when the Guarantor Coverage is recalculated as if such Additional Obligors had been Guarantors as at the end of the period to which such Compliance Certificate relates, the level of Guarantor Coverage is met. (c) For the purposes of calculating the Guarantor Coverage: (i) to the extent that any Obligor has earnings before interest, tax, depreciation and amortisation or gross assets in an amount less than zero, such entity shall be treated as having Consolidated EBITDA and/or gross assets (as applicable) of zero for the purposes of calculating compliance with both the numerator and the denominator for this guarantor coverage test; (ii) any Subsidiary of Wyre which is not required or unable to accede as or become a Guarantor pursuant to the Agreed Security Principles (including any non-wholly owned Subsidiaries) shall be disregarded for the purposes of calculating both the numerator and the denominator for this guarantor coverage test so long as the conditions which prevent such entity from acceding or becoming a Guarantor prevails; (iii) the gross assets and the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA) attributable to any joint venture shall be excluded; and 65 164186299_39 (iv) any Minority Pro Rata Net Earnings that have been added back and included as part of the earnings before interest, tax, depreciation and amortisation of the Guarantors or Consolidated EBITDA shall be deemed to be zero. (d) Subject to the Agreed Security Principles, Wyre shall ensure that each member of the Restricted Group which becomes a Material Company after the Closing Date (and which has not ceased to be a Material Company) will accede as an Additional Guarantor within sixty (60) days of the date of each Compliance Certificate delivered with the Annual Financial Statements. (e) Compliance with the Guarantor Coverage and paragraph (d) above shall be tested by reference to the most recent Annual Financial Statements delivered. 29. Ring-Fenced Subsidiaries (a) No Obligor shall (and Wyre shall ensure that no other member of the Restricted Group shall) subscribe for shares in, lend to, invest in, transfer assets to (other than shares or ownership interests in other Ring-Fenced Subsidiaries, which shall not be restricted) or guarantee obligations of a Ring-Fenced Subsidiary or provide credit support for the obligations of, or otherwise incur any liability, financial or otherwise, whether actual or contingent, present or future in respect of a Ring-Fenced Subsidiary (in each case, a “Ring-Fenced Subsidiary Amount”), in each case, other than Permitted Recourse. (b) The Company may, at any time, elect to designate that a Ring-Fenced Subsidiary is not a Ring-Fenced Subsidiary but is instead a member of the Restricted Group, and such Ring-Fenced Subsidiary shall cease to be a Ring-Fenced Subsidiary and shall instead become a member of the Restricted Group if: (i) the Company notifies the Security Agent in writing of the Ring-Fenced Subsidiary in respect of which it is making such election; (ii) no Event of Default is continuing or would occur as a result of such Ring- Fenced Subsidiary becoming a member of the Restricted Group; and (iii) to the extent that the relevant Ring-Fenced Subsidiary has incurred Financial Indebtedness which would not constitute Permitted Financial Indebtedness were that Ring-Fenced Subsidiary a member of the Restricted Group, the Company ensures that any such Financial Indebtedness is repaid on or prior to the date on which such Ring-Fenced Subsidiary becomes a member of the Restricted Group, and, upon such designation, any Ring-Fenced Subsidiary Amounts relating solely to that Ring-Fenced Subsidiary will cease to be Ring-Fenced Subsidiary Amounts. (c) A Ring-Fenced Subsidiary which ceases at any time to be a Subsidiary of the Restricted Group shall immediately upon such cessation cease to be a Ring-Fenced Subsidiary.

66 164186299_39 (d) Members of the Restricted Group shall enter into any transaction with any Ring- Fenced Subsidiary on arm’s length terms and for fair market value unless such transaction constitutes Permitted Recourse or a Permitted Ring-Fenced Subsidiary Payment. 30. Capital Expenditure Wyre shall not (and shall ensure that no other member of the Restricted Group shall) finance Capital Expenditure other than from: (a) the proceeds of a Utilisation of a Capex Facility; (b) Retained Excess Cashflow; (c) Permitted Financial Indebtedness; (d) Insurance Proceeds; (e) Disposal Proceeds; or (f) New Shareholder Injections. 31. Intellectual Property (a) Each Obligor shall (and Wyre shall ensure that each member of the Restricted Group will): (i) preserve and maintain the subsistence and validity of the Intellectual Property necessary for the business of the relevant member of the Restricted Group; (ii) use reasonable endeavours to prevent any infringement in any material respect of such Intellectual Property; (iii) make registrations and pay all registration fees and taxes necessary to maintain such Intellectual Property in full force and effect and record its interest in that Intellectual Property; (iv) not use or permit such Intellectual Property to be used in a way or take any step or omit to take any step in respect of that Intellectual Property which may materially and adversely affect the existence or value of the Intellectual Property or imperil the right of the relevant member of the Restricted Group to use such property; and (v) not discontinue the use of such Intellectual Property, where failure to do so, in the case of paragraphs (i), (ii) and (iii) above, or, in the case of paragraphs (iv) and this paragraph (v), such use, permission to use, omission or discontinuation, is reasonably likely to have a Material Adverse Effect. 67 164186299_39 (b) Failure to comply with any part of paragraph (a) shall not be a breach of this paragraph 31 to the extent that any dealing with Intellectual Property which would otherwise be a breach of paragraph (a) is contemplated by the definition of “Permitted Disposal”. 32. Debt Service On each Payment Date in respect of the Term Debt, the Company shall apply Cash amounts available to it in accordance with the Pre-Enforcement Priority of Payment. 33. Wholesale Agreements No Obligor shall (and Wyre shall ensure that no other member of the Restricted Group will) amend any Wholesale Agreement to the extent that such amendment would materially and adversely affect the interests of the Secured Creditors taken as a whole under the Finance Documents without the prior written consent of the Security Agent. 68 164186299_39 SCHEDULE 3 EVENTS OF DEFAULT Each of the events set out in this Schedule 3 (except for paragraph 16(b) (Equity Cure Right) and paragraph 17(b) (Clean-Up Period)) is an Event of Default under each Finance Document. 1. Non-payment An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless: (a) its failure to pay is caused by: (i) administrative or technical error; or (ii) a Disruption Event; and (b) payment is made within five (5) Business Days of its due date. 2. Financial covenants A Financial Ratio set out in paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of Schedule 2 (Covenants) is not satisfied (subject to the exercise of any Equity Cure Right under paragraph 16 (Equity Cure Right) of this Schedule 3 and the expiration of the Equity Cure Exercise Period (as defined therein)). 3. Other obligations (a) The Parent or an Obligor does not comply with any provision of the Finance Documents (other than those referred to in paragraph 1 (Non-payment) and paragraph 2 (Financial Covenants) above). (b) Other than in relation to any non-compliance with paragraphs 5 (Anti-corruption law) and 26 (Sanctions) of Part 3 (General Covenants) of Schedule 2 (Covenants), no Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within twenty (20) Business Days of the earlier of (i) the Security Agent giving notice to the Company, the Parent or relevant Obligor and (ii) the Company, the Parent or an Obligor becoming aware of the failure to comply. 4. Misrepresentation (a) Any representation or statement made or deemed to be made by the Parent or an Obligor in the Finance Documents or any other document under or in connection with any Finance Document delivered by or on behalf of the Parent or any Obligor after the Closing Date, is or proves to have been incorrect or misleading in any material respect (or, where such representation is already qualified by materiality, 69 164186299_39 in any respect), in each case, when such representation or statement is made or deemed to be made. (b) Other than in relation to any misrepresentation made in respect of paragraph 18 (Anti-corruption law) or paragraph 28 (Sanctions) of Schedule 1 (Representations), no Event of Default under paragraph (a) above will occur if the event or circumstance giving rise to the misrepresentation is capable of remedy and is remedied within twenty (20) Business Days of the earlier of (i) the Security Agent giving notice to the Company, (in the case of misrepresentation by the Parent only) the Parent or relevant Obligor, and (ii) the Company, the Parent or an Obligor becoming aware of the relevant event or circumstance giving rise to the misrepresentation. 5. Cross-default (a) An Event of Default will occur under this paragraph 5 if: (i) any Financial Indebtedness of any Obligor (other than in respect of Secured Debt) is not paid when due nor within any originally applicable grace period; (ii) any Financial Indebtedness of any Obligor (other than in respect of Secured Debt) is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described); (iii) any commitment for any Financial Indebtedness of any Obligor (other than in respect of Secured Debt) is cancelled or suspended by a creditor of any Obligor as a result of an event of default (however described); or (iv) any creditor of any Obligor becomes entitled to declare Financial Indebtedness of any Obligor (other than in respect of Secured Debt) due and payable prior to its specified maturity as a result of an event of default (however described). (b) No Event of Default will occur under this paragraph 5 if: (i) the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness referred to above does not exceed the greater of 1.00% of Total Assets and EUR 60,000,000 (or its equivalent in other currencies) in relation to that Obligor; or (ii) the Financial Indebtedness constitutes Subordinated Parent Liabilities or Subordinated Intragroup Liabilities.

70 164186299_39 6. Insolvency The Parent or any Obligor: (a) is unable or admits in writing inability to pay its debts as they fall due or is declared to be unable to pay its debts under applicable law; (b) suspends making payments on any of its debts with a view to the suspension of payments generally; or (c) commences negotiations with one or more of its creditors (excluding any Finance Party or Secured Creditor in its capacity as such) with a view to rescheduling any of its indebtedness in each case by reasons of actual or anticipated financial difficulty (and not, for the avoidance of doubt, if for the purpose of a solvent reorganisation of the Restricted Group). 7. Insolvency proceedings (a) Any of the following occurs in relation to an Obligor or the Parent: (i) any step is taken with a view to a moratorium or a composition, assignment or similar arrangement with any of its creditors; (ii) a meeting of it is convened for the purpose of considering any resolution for (or to petition for) its winding-up, administration, examination or dissolution or any such resolution is passed; (iii) any person presents a petition or files documents with the appropriate legal authorities for its winding-up, administration, examination, dissolution, bankruptcy (faillite/faillissement) or composition; (iv) an order for its winding-up, administration, examination, dissolution, bankruptcy (faillite/faillissement) or composition is made; (v) any liquidator, trustee in bankruptcy, examination, judicial custodian, compulsory manager, receiver, administrative receiver, administrator, voorlopig bewindvoerder/administrateur judiciaire or similar officer is appointed in respect of it; (vi) its directors or other officers request the appointment of a liquidator, trustee in bankruptcy, examination, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer; or (vii) any analogous procedure or step is taken in any jurisdiction. (b) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction in the United States seeking: 71 164186299_39 (i) relief in respect of any Borrower or Obligor that is a Material Subsidiary, or of a substantial part of the property or assets of any Material Group Member, under the U.S. Bankruptcy Laws; (ii) the appointment of a receiver, trustee, liquidator custodian, sequestrator, conservator or similar official for any Borrower or Obligor that is a Material Subsidiary or for a substantial part of the property or assets of any Borrower or Obligor that is a Material Subsidiary; or (iii) the winding-up or liquidation of any Borrower or Obligor that is a Material Subsidiary; and, in any such case, such proceeding or petition shall continue undismissed for 60 days or any order or decree approving or ordering any of the foregoing shall be entered. (c) Paragraph (a) above shall not apply: (i) to any such process that is frivolous or vexatious or an abuse of the process of the court and that is demonstrated to the Security Agent as such or discharged, stayed or dismissed in each case within 20 Business Days of commencement; (ii) to any winding-up petition which is being contested in good faith by any Obligor or the Parent; (iii) in respect of any solvent liquidation constituting a Permitted Transaction; or (iv) in respect of any such action, legal proceedings or step over or relating to assets, the aggregate value of which does not exceed the greater of 1.00% of Total Assets and EUR 60,000,000 (or its equivalent in any other currencies). 8. Creditors’ Process (a) Any attachment, sequestration, execution, executory or conservatory seizure (uitvoerend of bewarend beslag/saisie exécution ou conservatoire) or analogous event affects any asset(s) in any jurisdiction affects any asset or assets of an Obligor or the Parent. (b) Paragraph (a) above shall not apply: (i) to any such process that is frivolous or vexatious, or that is otherwise discharged, stayed or dismissed within ninety (90) Business Days of commencement; or 72 164186299_39 (ii) where any such events or circumstances have an aggregate value which does not exceed the greater of 1.00% of Total Assets and EUR 60,000,000 (or its equivalent in any other currencies). 9. Unlawfulness and invalidity (a) Except as provided pursuant to an illegality provision relating to mandatory prepayment or cancellation of a single Authorised Credit Facility Provider, it is or becomes unlawful for the Parent or an Obligor to perform any of its material obligations under the Finance Documents to which it is a party. (b) Subject to the Legal Reservations and the Perfection Requirements, any obligation or obligations of the Parent or any Obligor under any Finance Documents to which it is a party are not or cease to be legal, valid, binding or enforceable and the cessation materially and adversely affects the interests of the Secured Creditors taken as a whole under the Finance Documents. (c) Subject to the Legal Reservations and the Perfection Requirements, any Finance Document ceases to be in full force and effect or any Security Interest granted under the Security Documents or any subordination created under the ICA ceases to be legal, valid, binding, enforceable or effective. (d) No Event of Default under paragraphs (a) to (c) above will occur if the unlawfulness or invalidity is capable of remedy and is remedied within twenty (20) Business Days of the earlier of (i) the Security Agent giving notice to the Company, the Parent or relevant Obligor, and (ii) the Company, the Parent or an Obligor becoming aware of the relevant event or circumstance giving rise to the misrepresentation. 10. ICA Any party to the ICA (other than a Secured Creditor or an Obligor) fails to comply with the provisions of, or does not perform its obligations under, the ICA (and such failure to comply or perform is not remedied within twenty (20) Business Days of the earlier of (a) the Security Agent giving notice to the Company and (b) the Company becoming aware of the failure to comply). 11. Cessation of business The Restricted Group (taken as a whole) suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business, except as the result of a Permitted Disposal or Permitted Transaction. 12. Expropriation The authority or ability of the Parent or any Obligor to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or 73 164186299_39 other authority or other person in relation to any Obligor or any of its respective assets where such action has, or would reasonably be expected to have, a Material Adverse Effect. 13. Repudiation and rescission of agreements An Obligor or the Parent rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Security Interests granted under the Security Documents where such repudiation or rescission materially and adversely affects the interests of the Secured Creditors taken as a whole. 14. Litigation Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are subsisting or commenced, against the Parent, an Obligor or any member of the Restricted Group or its assets which could reasonably be expected to be adversely determined and, if so adversely determined, would be reasonably expected to have a Material Adverse Effect. 15. Wholesale Agreement (a) Termination of the Wholesale Agreement between Wyre and Telenet BV as referred to in paragraph (a) of the definition of Wholesale Agreement. (b) Paragraph (a) above shall not apply if: (i) one or more replacement agreements on terms acceptable to the Security Agent (acting on the instructions of the relevant Qualifying Secured Creditors acting reasonably) has been entered into within one hundred and eighty (180) days of such termination or the PLCR is greater than or equal to 1.40x on a pro forma basis; or (ii) any termination payments received in connection with such termination are applied towards prepayment of the outstanding Secured Debt in accordance with Clause 8.3 (Termination Payments) such that the PLCR is greater than or equal to 1.40:1 on a pro forma basis. 16. Equity cure right (a) If a Compliance Certificate delivered to the Security Agent for any period shows or the Company determines for any Relevant Period (if the Compliance Certificate for that period has not been delivered), there would be or is likely to be a breach of paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of Schedule 2 (Covenants), the Company may elect to use the net amount received in cash by Wyre from the Parent by way of receipt of a New Shareholder Injection (the “Equity Cure Amount”) for the purpose of remedying any non-compliance with paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of Schedule 2 (Covenants) (such right of remedy, an “Equity Cure Right”).

74 164186299_39 (b) Any Equity Cure Amount must be provided on or prior to the date falling 20 Business Days after the date upon which the relevant Compliance Certificate was delivered (such period, the “Equity Cure Exercise Period”). (c) No Enforcement Action may be taken in respect of the applicable Financial Ratio breach until the end of the Equity Cure Exercise Period and no Default or Event of Default shall be deemed to have occurred until the end of the Equity Cure Exercise Period. (d) Upon receipt of the Equity Cure Amount by Wyre, the ratios in paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of Schedule 2 (Covenants) shall be recalculated for the Relevant Period such that: (i) for the purposes of the Leverage Ratio, at the option of the Company, either: (A) Consolidated EBITDA for the Relevant Period shall be deemed to have been increased by the Equity Cure Amount; or (B) Net Total Debt for the Relevant Period shall be deemed to have been reduced by the Equity Cure Amount; and (ii) for the purposes of the Interest Coverage Ratio, at the option of the Company, either: (A) Consolidated EBITDA for the Relevant Period shall be deemed to have been increased by the Equity Cure Amount; or (B) Borrowings (as selected by the Company) for the Relevant Period shall be deemed to have been reduced by the Equity Cure Amount with a corresponding reduction in the Net Finance Charges for the Relevant Period, provided that (x) an election to increase Consolidated EBITDA by the Equity Cure Amount may only be made in respect of one Relevant Period during any 7 year period and (y) such adjustments shall also be taken into account for the next Relevant Period. (e) Any Equity Cure Amount received by the Company shall not be counted for any purpose other than the purposes set out in paragraph (d) above. (f) If after the Financial Ratios in paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of Schedule 2 (Covenants) are recalculated, the breach, or likely breach, has been cured or prevented, the Financial Ratios in paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of Schedule 2 (Covenants) shall be deemed to have been satisfied on the date of the relevant Compliance Certificate that was delivered as though no breach had ever occurred and any related Default or Event of Default or breach of any representation, warranty, undertaking or other term in the Finance Documents shall be deemed never to have occurred. 75 164186299_39 (g) If an Equity Cure Amount has been injected on one Calculation Date, another Equity Cure Amount shall not be injected on the next Calculation Date in any five (5)-year rolling period. (h) The Equity Cure Right may not be exercised more than three (3) times in any five (5)-year rolling period. (i) Any Equity Cure Amount shall be disregarded for the purposes of determining whether any Lock-Up Test has been satisfied. (j) There shall be no requirement to apply any Equity Cure Amount towards prepayment of any Secured Debt and no limit on overcuring such that any Equity Cure Amount can be in amount greater than that necessary to cure any breach. (k) If there is breach of a Financial Ratio in paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of Schedule 2 (Covenants) when tested on any Calculation Date, but such Financial Ratio is complied with when tested on a subsequent Calculation Date, the prior breach of such Financial Ratio or any Event of Default arising therefrom shall not (and shall not be deemed to) directly or indirectly constitute, or result in, a breach of any representation, warranty, undertaking or other term in the Finance Documents or a Default or an Event of Default unless an Acceleration Notice has been delivered by the Security Agent to the Company prior to the subsequent Calculation Date. 17. Clean-Up Period (a) Notwithstanding any other provision of any Finance Document, during the Clean-Up Period in respect of a Permitted Acquisition: (i) any breach of a representation, warranty or undertaking; or (ii) a Default or any Event of Default constituting a Clean-Up Default, will be deemed not to be a breach of representation, warranty or undertaking, Default or an Event of Default (as the case may be) if: (A) the breach or Event of Default relates exclusively: (I) to the target company and its subsidiaries; or (II) to the company or business which is the subject of that Permitted Acquisition; (B) it is capable of remedy and reasonable steps are being taken to remedy it; 76 164186299_39 (C) the circumstances giving rise to it have not been procured by or approved by the Company or any other member of the Restricted Group; and (D) it would not have, or would not reasonably be expected to have a Material Adverse Effect. (b) If the relevant circumstances are continuing after the end of the relevant Clean-Up Period, there shall be a breach of representation or warranty, breach of covenant, Default or Event of Default, as the case may be, notwithstanding the above (and without prejudice to the rights and remedies of the Finance Parties). 77 164186299_39 SCHEDULE 4 FORM OF COMPLIANCE CERTIFICATE To: [●] as Security Agent [●] as the Bank Facilities Agent [●] [other Secured Creditor Representative(s)] From: [●] as Company [Date] Dear Sirs Common Terms Agreement dated [●] 202[●] between, among others, the Company and [●] (the “Security Agent”) (the “Agreement”) Capitalised terms not defined in this certificate have the meaning given to them in the Master Definitions Agreement (as defined in the Agreement). 1. We refer to the Agreement. This is a Compliance Certificate. 2. We confirm that: (a) [Insert details of computation as to compliance with paragraph 1 (Default Ratios) of Part 2 (Financial Covenants) of Schedule 2 of the Agreement (including confirmation as to the determination of Consolidated EBITDA and Net Finance Charges both before and after any adjustments made in accordance with paragraph 2 (Financial Testing) of Part 2 (Financial Covenants) of Schedule 2 of the Agreement) (including reasonable details thereof);] and (b) [Insert details of computation as to compliance with the Lock-Up Tests (including confirmation as to the determination of Consolidated EBITDA and Net Finance Charges both before and after any adjustments made in accordance with paragraph 2 (Financial Testing) of Part 2 (Financial Covenants) of Schedule 2 of the Agreement) (including reasonable details thereof).] 3. We also confirm that: (a) [no Event of Default / Lock-Up Event has occurred and is continuing] [an Event of Default / Lock-Up Event has occurred and is continuing and the following steps are being taken to remedy such Event of Default / Lock-Up Event]: [specify steps which are being taken to remedy such Event of Default or Lock-Up Event]; (b) [as of the date hereof [the following are Material Companies]/[there are no Material Companies];] (c) [as at the date hereof [the following are Ring-Fenced Subsidiaries]/[there are no Ring-Fenced Subsidiaries]];

78 164186299_39 (d) [we certify that the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA) of the Guarantors will represent not less than [●] per cent. of the Consolidated EBITDA of the Restricted Group and the gross assets of the Guarantors will represent not less than [●] of the aggregate gross assets of the Restricted Group on or before the date falling [●] days after the date of this Compliance Certificate [setting out (in reasonable detail) computations as to compliance with the guarantor coverage test set out in paragraph 28 (Guarantor) of Part 3 (General Covenants) of Schedule 2 (Covenants) of the Agreement (including any adjustments made in the event that a Subsidiary has been acquired or disposed of since the date as at which the latest Annual Financial Statements were prepared)];]1 (e) [if applicable, the Cashflow Repayment Amount is [●] and Excess Cashflow is [●]; and] (f) [if applicable, the Excess Cashflow Lock-Up Amount is: [●]]. Yours faithfully, [●] For and on behalf of [●] as Company 1 To be included in the Annual Compliance Certificate only. 79 164186299_39 SCHEDULE 5 HEDGING POLICY 1. GENERAL PRINCIPLES 1.1 The Hedging Policy will apply to the Restricted Group. 1.2 An Obligor may enter into Treasury Transactions (which will rank no higher than pari passu with the Secured Debt) pursuant to a Hedging Agreement and which may include offsetting hedges, pre-hedging, deal-contingent hedging for Permitted Acquisitions, caps, operational, energy, commodity and cross currency hedges, but the Obligors may not enter into Treasury Transactions under Hedging Agreements for the purpose of speculation. 1.3 The purpose of the Hedging Policy is to limit the exposure of the Restricted Group to fluctuations in interest rates, foreign exchange rates and other market risks. 1.4 For the avoidance of doubt the Hedging Policy does not prevent members of the Restricted Group entering into any Treasury Transactions for the hedging of actual or projected real exposures of a member of the Restricted Group for non-speculative purposes which are governed by an agreement which is not a Hedging Agreement. 1.5 Hedging Agreements may be entered into with one or more counterparties. 2. INTEREST RATE RISK PRINCIPLES 2.1 Wyre shall ensure that, by no later than the date falling 60 days after the Closing Date, Treasury Transactions are entered into by the Obligors and subsequently maintained to hedge interest rate risk in relation to floating rate interest payments with respect to Term Debt (such transactions “Interest Rate Hedging Transactions”) so that at all times from the date on which such hedging is entered into a minimum of 70 per cent. of the total outstanding Term Debt (a) is fixed rate or (b) effectively bears a fixed rate (or a maximum fixed rate) (after taking into account any Offsetting Transactions) (the “Mandatory Hedging”), provided that any Term Debt constituted by or incurred pursuant to the terms of an Authorised Credit Facility shall not be taken into account when calculating compliance with the Mandatory Hedging requirement for the period starting on the initial funding date under such Authorised Credit Facility (the “Funding Date”) and ending on the date falling 60 days after the Funding Date (after which, for the avoidance of doubt, compliance with the Mandatory Hedging shall be calculated including any Term Debt constituted by or incurred pursuant to such Authorised Credit Facility). 2.2 Wyre shall procure that Mandatory Hedging has a tenor equal to at least the shorter of (i) five years from the Closing Date, and (ii) the period until the Final Maturity Date of the outstanding Term Debt. 2.3 Wyre shall amend existing hedging and/or enter into replacement hedging for floating rate interest payments where required in order to comply with the Mandatory Hedging requirement (as defined in paragraph 2.1 above). 80 164186299_39 2.4 For the purposes of determining whether or not there is an Overhedged Interest Rate Position (as defined in paragraph 2.6 below), the notional amount of an Interest Rate Hedging Transaction (the “First IR Hedging Transaction”) on any date shall be reduced by the notional amount of another Interest Rate Hedging Transaction (the “Second IR Hedging Transaction”) on that date if that Second IR Hedging Transaction is an Offsetting Transaction in respect of the First IR Hedging Transaction. For this purpose, “Offsetting Transaction” means, in respect of the Second IR Hedging Transaction, an Interest Rate Hedging Transaction that has the economic effect of fully offsetting the mark to market movements of all or part of the First IR Hedging Transaction. For the avoidance of doubt, in the event that Wyre or another Obligor enters into an Offsetting Transaction with the same hedge counterparty as the hedge counterparty with whom the First IR Hedging Transaction is entered into, the parties to the hedging agreement may document the arrangement as either two separate Interest Rate Hedging Transactions or a single combined Interest Rate Hedging Transaction the effect of which is as if there had been two separate Interest Rate Hedging Transactions. 2.5 The Obligors may enter into additional Interest Rate Hedging Transactions (“Additional Hedging”) in respect of floating rate interest payments in respect of outstanding Term Debt in excess of the Mandatory Hedging provided that any such Additional Hedging shall not result in more than 110 per cent. of the total outstanding Term Debt (a) being fixed rate and/or (b) effectively bearing a fixed rate in each case, immediately after such Additional Hedging is entered into. 2.6 In the event that the aggregate notional amount of Interest Rate Hedging Transactions (other than any Offsetting Transactions and, until the effective date thereof, other than any interest rate options and Pre-hedges (as defined below)) (the “Relevant Transactions”) results in more than 110 per cent. of the total outstanding Term Debt (a) being fixed rate and/or (b) effectively bearing a fixed rate (an "Overhedged Interest Rate Position"), then Wyre must or must procure that, within 20 Business Days of the directors of Wyre becoming aware of the Overhedged Interest Rate Position, the aggregate notional amount of the Relevant Transactions is reduced (including, without limitation, by way of entering into one or more Offsetting Transactions) so that not more than 110 per cent. and not less than 70 per cent. of the total outstanding Term Debt is fixed rate and/or effectively bears a fixed rate. Wyre (or any relevant Obligor) may, in its sole discretion, elect to achieve the necessary reduction by terminating Relevant Transactions (in whole or in part) and/or entering into Offsetting Transactions in relation to Relevant Transactions. If Wyre (or any relevant Obligor) elects to terminate, it may, in its sole discretion, elect which Relevant Transactions to terminate and, in each case, how much of any such Relevant Transaction shall be terminated. 2.7 Wyre (and any relevant Obligor) will, in addition, be permitted to enter into derivative instruments such as interest rate options and forward starting interest rate swap transactions in respect of Financial Indebtedness which is projected to be incurred after the entry into of such Treasury Transactions (the “Pre-hedges”). Such interest rate options and Pre- hedges will not count towards, or be limited by reference to, the Overhedged Interest Rate Position prior to the applicable effective date of the relevant interest rate option or Pre- hedge. In addition to the Hedge Counterparties' termination rights set out in the derivative 81 164186299_39 instruments, such interest rate options and Pre-hedges may contain provisions to the effect that such interest rate option or Pre-hedge may be terminated at the election of Wyre if the projected Financial Indebtedness is either not incurred or is incurred and the hedging for which the interest rate option or Pre-hedge has been entered into is no longer required. 3. CURRENCY RISK PRINCIPLES Wyre shall manage the foreign exchange exposure of the Restricted Group in a manner considered by it (acting reasonably) to be prudent for a business of its nature (taking into account, without limitation, the currency of the revenues and cashflows of the Restricted Group). 4. PRINCIPLES RELATING TO HEDGING AGREEMENTS 4.1 All Hedging Agreements must be entered into (whether by way of novation or otherwise) in the form, as amended by the parties thereto, of an ISDA Master Agreement. 4.2 To the extent that it is able to do so under the relevant Hedging Agreement, a Hedge Counterparty may only terminate or close out in whole or in part any Hedging Transaction under that Hedging Agreement prior to its stated maturity if one or more of the following events has occurred and is continuing: (a) a Standstill Period has ended otherwise than pursuant to a Standstill Remedy and an Acceleration Notice has been delivered; (b) a Hedging Force Majeure has occurred in respect of that Hedging Agreement; (c) subject to the standstill provisions of the ICA, an Event of Default has occurred pursuant to paragraph 6 (Insolvency) or paragraph 7 (Insolvency proceedings) of Schedule 3 (Events of Default) of the CTA and is continuing under the CTA in relation to the Obligor which is party to that Hedging Agreement; (d) with the agreement of the relevant Obligor party to such Hedging Agreement, to the extent that, following such termination or close out, the Obligors remain in compliance with the Hedging Policy; (e) if an Obligor has defaulted on any payment due under that Hedging Agreement (after allowing any applicable notice or grace periods) and the default has continued unwaived for a period of more than 15 Business Days (such period running concurrently with any Standstill Period but commencing for the avoidance of doubt after the expiry of any applicable notice or grace periods) after the date on which notice of that default has been given to the Security Agent in accordance with the notification of prescribed events provision of the ICA; (f) in accordance with any mandatory and/or automatic termination provisions included in that Hedging Agreement; and (g) on or immediately following the date on which all Secured Debt (other than Hedging Liabilities) is fully and finally discharged; provided that there is no refinancing of any such Secured Debt and provided that there are no classes of debt (in each case, other than

82 164186299_39 Hedging Liabilities, Subordinated Parent Liabilities or Subordinated Intragroup Liabilities) for the purposes of this Agreement following the occurrence of such date. 5. PRINCIPLES RELATING TO HEDGE COUNTERPARTIES 5.1 A Hedge Counterparty may transfer its obligations under a Hedging Agreement in accordance with the terms of the Hedging Agreement to which it is a party (and subject, for the avoidance of doubt, to any consent requirement contained therein) provided that such transferee accedes to the ICA, the Master Definitions Agreement and the CTA as a Hedge Counterparty. 5.2 Each Hedge Counterparty will be required to acknowledge in the relevant Hedging Agreement that all amounts payable or expressed to be payable by the relevant Obligor under or in connection with such Hedging Agreement shall only be recoverable (and all rights of the relevant Hedge Counterparty under such Hedging Agreement shall only be exercisable) subject to and in accordance with the ICA. 6. REQUIRED ENFORCEMENT: HEDGE COUNTERPARTIES If a Hedge Counterparty is entitled to terminate or close out any hedging transaction under paragraph (a) of Clause 4.2 above but has not terminated or closed out each such hedging transaction, that Hedge Counterparty shall (if it is entitled to) promptly terminate or close out in full each such hedging transaction following delivery by the Security Agent of an Acceleration Notice if it is required to do so by the Security Agent (acting in accordance with the ICA). 7. AMENDMENTS AND WAIVERS: HEDGING AGREEMENTS/HEDGING POLICY 7.1 Subject to paragraph 7.2 below, the Hedge Counterparties may not, at any time, amend or waive any term of the Hedging Agreements. 7.2 A Hedge Counterparty may amend or waive any term of a Hedging Agreement in accordance with the terms of that Hedging Agreement and no additional consent under the ICA will be required if: (a) that amendment is required in order for the Hedge Counterparty to comply with any applicable law and/or applicable regulation; (b) that amendment or waiver does not result in a breach of the Hedging Policy; (c) that amendment or waiver is minor, technical, administrative or corrects a manifest error; or (d) the amendment is made to effect any amendment, waiver, modification or termination (in whole or in part) of any Hedging Agreement necessary to meet the requirements under, as applicable, EMIR, UK EMIR, Dodd Frank, MiFIR, UK MiFR, MiFID 2 and UK MiFID2 or any successor thereto in each case from time to time, 83 164186299_39 and in each case, that amendment or waiver would not result in a breach of the Common Documents. 7.3 The Hedging Policy will be reviewed from time to time by the Restricted Group and may be amended as appropriate including in order to reflect market practice, regulatory developments and good industry practice in accordance with the provisions of the ICA. 7.4 No amendment, waiver, modification or termination (in whole or part) of any Hedging Agreement (including, but not limited to, any amendment, waiver, modification or termination (in whole or part) necessary to reflect derivatives related regulatory requirements including, without limitation, under EMIR) will require the consent of any Party other than Wyre and the affected Hedge Counterparty provided that: (a) such amendment, waiver, modification or termination (as the case may be) does not result in any member of the Restricted Group breaching the Hedging Policy; and (b) no additional consent would be required under the ICA. 7.5 In the event that Wyre is required to make any such change to the Hedging Policy, the Security Agent shall be required (at the cost of Wyre, subject to any agreed fee arrangements), subject to paragraph 7.6 below, to execute such document as is reasonably necessary to give effect to such change to the Hedging Policy. 7.6 Any changes made to the Hedging Policy shall not adversely affect the rights or obligations of any Hedge Counterparty under a Hedging Agreement that was entered into before the date on which such change to the Hedging Policy was made but shall only apply to Hedging Agreements entered into after the date on which the change was made, provided that, in the event that further termination rights for Hedge Counterparties are included in the Hedging Policy, such further termination rights shall be, at the election of Wyre and the Hedge Counterparty included in the relevant Hedging Agreement and such Hedging Agreement may be amended accordingly without requiring the consent of any other party (including the Security Agent). 8. TERMS OF HEDGING AGREEMENTS The Hedge Counterparties (to the extent party to the Hedging Agreement in question) and the Obligors party to the Hedging Agreements shall ensure that, at all times: (a) each Hedging Agreement documents only hedging arrangements entered into for the purpose of hedging the types of liabilities described in the definition of “Hedging Agreement”; (b) each Hedging Agreement will make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement; (c) each Hedging Agreement will not provide for Automatic Early Termination other than to the extent that the provision of Automatic Early Termination is consistent with practice in the relevant derivatives market, taking into account the legal status and jurisdiction of incorporation of the parties to that Hedging Agreement and that 84 164186299_39 Automatic Early Termination is as provided for in section 6(a) (Right to Terminate Following Event of Default) of the ISDA Master Agreement; (d) each Hedging Agreement will provide that the relevant Hedge Counterparty will be entitled to designate an Early Termination Date or otherwise be able to terminate each transaction under such Hedging Agreement if so required in accordance with paragraph 6 above; (e) each Hedging Agreement will permit (but shall not require) the relevant Obligor to exercise its rights provided for in (and in accordance with) paragraph (b) of clause 10.4 (Discharge of Secured Obligations) of the ICA; and (f) unless designated in accordance with the definition of Hedging Agreement and other than a confirmation, each Hedging Agreement states that it is a “Hedging Agreement” for the purposes of the ICA. 85 164186299_39 SCHEDULE 6 AGREED SECURITY PRINCIPLES 1. Agreed Security Principles 1.1 The guarantees and security to be provided under the Finance Documents will be given in accordance with certain agreed security principles. This Schedule 6 sets out the Agreed Security Principles and addresses the manner in which the Agreed Security Principles will impact on, or be determinant of, the guarantees and security to be provided in relation to the Authorised Credit Facilities. 1.2 The Agreed Security Principles embody a recognition by all Parties that there may be certain legal and practical difficulties in obtaining effective guarantees or security from all relevant members of the Restricted Group in every jurisdiction in which those members are located. In particular: (a) general statutory limitations, financial assistance, corporate benefit, fraudulent preference, “earnings stripping”, “controlled foreign corporation”, “thin capitalisation” rules, retention of title claims and similar matters may limit the ability of a member of the Restricted Group to provide a guarantee or security or may require that it be limited as to amount or otherwise and, if so, the same shall be limited accordingly, provided that the relevant member of the Restricted Group shall use reasonable commercial endeavours to overcome such obstacle; (b) members of the Restricted Group who require third party approvals to become Guarantors or grant Security shall not be required to accede to this Agreement as a Guarantor or grant Security, provided that the Company shall use reasonable commercial endeavours to obtain the relevant third party approvals allowing the members of the Restricted Group to accede to this Agreement as a Guarantor or grant Security; (c) members of the Restricted Group will not be required to give guarantees or enter into security documents if (or to the extent) it is not within the legal capacity of the relevant members of the Restricted Group or if the same would conflict with the fiduciary duties of those directors or contravene any legal prohibition, contractual restriction or regulatory condition or have the potential to result in a material risk of personal or criminal liability for any officer of any member of the Restricted Group, provided that the relevant member of the Restricted Group shall use commercially reasonable endeavours to overcome any such obstacle; (d) a key factor in determining whether or not security shall be taken is the applicable cost (including adverse effects on interest deductibility, stamp duty, registration taxes and notarial costs), which shall not be disproportionate to the benefit to the Secured Creditors of obtaining such security; (e) where there is material incremental cost involved in creating security over all assets owned by an Obligor in a particular category (for example, real estate), regard shall be had to the principle stated at paragraph (d) above which shall apply and, where

86 164186299_39 such security is to be given at all in light of the Agreed Security Principles, only the material assets in that category (for example, real estate of substantial economic or strategic value) shall be subject to security; (f) having regard to the principle stated at paragraph (d) above, the Company and the Security Agent shall discuss in good faith (having regard to customary practice in the applicable jurisdictions) with a view to determining whether certain security might be provided by the relevant Obligor granting a promise to pledge in favour of the Secured Creditors coupled with an irrevocable power of attorney to the Security Agent as opposed to a definitive legal mortgage or pledge over the relevant asset; (g) it is acknowledged that it may be either impossible or impractical to create security over certain categories of assets, in which event security will not be taken over such assets; (h) any assets subject to contracts, leases, licences or other arrangements with a third party which prevent those assets from being charged (or assets which, if charged, would give a third party the right to terminate or otherwise amend any rights, benefits and/or obligations of the Restricted Group in respect of those assets or require any member of the Restricted Group to take any action adverse to the interests of the Group or any member of the Restricted Group) will be excluded from any relevant security document provided that reasonable endeavours to obtain consent to charging any such assets (where otherwise prohibited) shall be used by the Restricted Group if the Security Agent determines the relevant asset is material and the Company is satisfied that such endeavours will not involve placing commercial relationships with third parties in jeopardy, but unless prohibited this shall not prevent security being given over any receipt or recovery under such contract, lease or licence; (i) the giving of a guarantee, the granting of security or the perfection of the security granted will not be required if it would have a material adverse effect on the ability of the relevant member of the Restricted Group to conduct its operations and business in the ordinary course or as otherwise permitted by the Finance Documents (including by way of imposing any restriction or practical limitation on the ability of the Restricted Group to enter into leasing, financing or similar arrangements otherwise permitted by the Finance Documents) and any requirement under the Agreed Security Principles to seek consent of any person or take or not take any other action shall be subject to this paragraph (i); (j) guarantees and security will be limited so that the aggregate of notarial costs and all registration and similar taxes relating to the provision of security shall not exceed an amount to be agreed between the Company and the Security Agent; (k) security will not be required over any assets subject to security in favour of a third party to the extent expressly permitted under this Agreement (and such assets shall be excluded from any relevant Security Document); 87 164186299_39 (l) guarantees and security will not be required from, or over the assets of, any joint venture or similar arrangement, or any minority interest; (m) to the extent possible, all Transaction Security will (unless and to the extent local law considerations require otherwise) be granted in favour of the Security Agent and not the Finance Parties individually (with the Security Agent to hold one set of security documents for all the Finance Parties); (n) ‘parallel debt’ provisions will be used where necessary (and included in the ICA and not the individual security documents); (o) no member of the Restricted Group shall be required to take any action in relation to any guarantees or security as a result of any assignment or transfer by a Secured Creditor; (p) guarantees and security will not be required from any member of any Group for so long as not members of the Restricted Group; (q) the security and extent of its perfection will be agreed taking into account the cost to the Restricted Group of providing such security (including any increase to the tax and/or regulatory costs of the Restricted Group) so as to ensure that, in the reasonable opinion of the Company, those costs are proportionate to the benefit accruing to the Finance Parties and the maximum guaranteed or secured amount may be limited to minimise stamp duty, notarisation, registration or other applicable fees, taxes and duties where the benefit of increasing the guaranteed or secured amount is disproportionate to the level of such stamp duty, notarisation, registration or other applicable fees, taxes and duties, taking into account the level of such stamp duty, notarisation, registration or other applicable fees, taxes and duties, provided that no maximum secured amount may be limited to minimise any taxes imposed pursuant to section 956 of the Code (save as provided in paragraph 4(d) below); (r) where a class of assets to be secured includes material and immaterial assets, if the cost of granting security over the immaterial assets is disproportionate to the benefit of such security, security will be granted over the material assets only; (s) unless granted under a global security document governed by the law of the jurisdiction of a Security Provider or under English law, all security (other than share security over its subsidiaries) shall be governed by the law of and secure assets located in the jurisdiction of incorporation of that Security Provider (or in the case where a Security Provider’s jurisdiction is a state of the United States or the District of Columbia, governed by New York law and securing assets which may be perfected on under the laws of a state of the United States or the District of Columbia); 1.3 In the Agreed Security Principles, “cost” includes, but is not limited to, income tax cost, registration taxes payable on the creation or enforcement or for the continuance of any security, stamp duties, out-of-pocket expenses, and other fees and expenses directly 88 164186299_39 incurred by the relevant grantor of security or any of its direct or indirect owners, subsidiaries or Affiliates. 2. Guarantees Each guarantee will be an upstream, cross stream or downstream guarantee and each guarantee will be for all Secured Obligations under the Finance Documents in accordance with, and subject to any contrary requirements of, the Agreed Security Principles and any guarantee limitations set out in the ICA, any Accession Memorandum or other supplement to the ICA (references to “security” to be read for this purpose as including guarantees). 3. Terms of Security Documents 3.1 The following principles will be reflected in the terms of any security taken in connection with the Authorised Credit Facilities: (a) any Transaction Security granted by an Obligor shall only secure all payment obligations of such Obligor (in its capacity as the Company and/or Guarantor) under the Finance Documents (but for the avoidance of doubt, no other Obligor’s obligations); (b) security will only be enforceable if (i) an Event of Default referred to in paragraph 1 (Non-payment) of Schedule 3 (Events of Default) has occurred and is continuing or (ii) following the delivery by the Security Agent of an Acceleration Notice which has resulted in a payment default of the Secured Obligations (a “Declared Default”); (c) any security over Material Bank Accounts will be subject to any security interests in favour of the account bank which are created either by law (including, but not limited to, a banker’s lien) or in the standard terms and conditions of the account bank. No grantor of security will be required to change its banking arrangements or standard terms and conditions in connection with the granting of security over Material Bank Accounts; (d) as soon as reasonably practicable (or with respect to any bank account opened after the Closing Date, within 20 Business Days following such opening), notification of security over bank accounts will be given to the bank holding the account where required for perfection of security, provided that this is not inconsistent with the Group retaining control over and access to the balances on the accounts; (e) there will be no “fixed” security over bank accounts, cash or receivables or, save as expressly provided to the contrary in this Agreement, any obligation to hold or pay cash and receivables in particular accounts and until a Declared Default has occurred and is continuing the Restricted Group shall have complete discretion to move and deal with cash and receivables provided that in doing so it does not otherwise breach the terms of this Agreement; 89 164186299_39 (f) notification of receivables security to debtors will only be given if an Event of Default has occurred and is continuing (other than to intra-group debtors where notice will be given as soon as is reasonably practicable); (g) notification of any security interest over insurance policies will only be served on any insurer of the Restricted Group assets if an Event of Default has occurred and is continuing; (h) if the grantor of the security is required to and has used its commercially reasonable efforts but has not been able to obtain acknowledgement or acceptance of a notice in respect of security, its obligation to obtain acknowledgement will cease on the expiry of a 20 Business Day period from the date such notice is given; (i) the security documents should only operate to create security rather than to impose new commercial obligations and accordingly: (i) the security documents shall not contain additional representations, undertakings or indemnities (including, without limitation, in respect of insurance, information, maintenance or protection of assets or the payment of costs) unless these are the same as or consistent with those contained in this Agreement and are required for the creation or perfection of the security and any such representations should not repeat; and (ii) the security documents shall not operate so as to prevent any transaction not otherwise prohibited under this Agreement; (j) in respect of the share pledges and pledges of intra-group receivables, unless a Declared Default has occurred and is continuing (and otherwise subject to the terms of this Agreement), the pledgors will be permitted to retain and to exercise voting rights to any shares pledged by them in a manner which (other than pursuant to a step or matter which does not otherwise breach the terms of this Agreement) does not adversely affect the validity or enforceability of the security or cause a Declared Default to occur and the pledgors will be permitted, subject to the provisions of this Agreement, to receive dividends and other payments on or in respect of pledged shares and payment of intra-group receivables and retain the proceeds and/or use the proceeds for any other purpose not prohibited under the terms of the Finance Documents; (k) the Finance Parties shall not be able to exercise any power of attorney granted to them under the terms of the Finance Documents prior to the occurrence of a Declared Default which is continuing; (l) the secured obligations under any Finance Document will be limited to the extent necessary so as to ensure that any indebtedness for which security is granted does not become subject to thin capitalisation rules; (m) security over real estate (including the buildings and fixed assets), if any and without prejudice to the Agreed Security Principles generally, will be taken in the

90 164186299_39 form of a non- registered mortgage and the Finance Parties shall not be entitled to register such security (or, for the avoidance of doubt, exercise any power of attorney granted to them under the terms of the Finance Documents to register such security) prior to the occurrence of an Event of Default which is continuing; and (n) no security will be taken over parts, stock, moveable plant, equipment or receivables if it would require labelling, segregation or periodic listing or specification of such parts, stock, moveable plant, equipment or receivables. 3.2 Any representations, warranties or undertakings which are required to be included in any Security Document shall reflect (to the extent to which the subject matter of such representation, warranty and undertaking is the same as the corresponding representation, warranty and undertaking in this Agreement) the commercial deal set out in this Agreement (save to the extent that local counsel to the Secured Creditors and the Company agree to include any further provisions (or deviate from those contained in this Agreement) in accordance with customary practice in the relevant jurisdiction in order to create, perfect, protect or preserve the security granted to the Secured Creditors). 3.3 In order to allow the Restricted Group to provide guarantees and security in a timely and cost effective manner, guarantee and security documents will (to the extent relevant and without prejudice to the Agreed Security Principles) be in a form consistent with those previously agreed between counsel to the Company and counsel to the Finance Parties. 3.4 Notwithstanding anything to the contrary in any Finance Document (including for the avoidance of doubt any reference to other asset classes or anything else contained in these Agreed Security Principles), security shall only be granted by Obligors, the immediate Holding Company of an Obligor and the Parent and shall be limited to security: (a) from the immediate Holding Company of each Obligor which is not itself an Obligor (including the Parent) over the shares it holds in any Obligors and any receivables owing to it from such Obligors (on a limited recourse basis); (b) from Wyre over: (i) all of the shares it holds in other Obligors; (ii) all of its bank accounts; (iii) receivables arising under or in connection with any Wholesale Agreements to which it is a party; (iv) structural intercompany receivables owed to it by any member of the Restricted Group; (v) its rights in respect of the Hedging Agreements; and (vi) to the extent customary in its jurisdiction of incorporation, a floating charge (or equivalent) over all present and future assets; and 91 164186299_39 (c) from each Obligor (other than Wyre) over: (i) all of the shares it holds in other Obligors; (ii) Material Bank Accounts; (iii) structural intercompany receivables owed to it by any member of the Restricted Group; (iv) its rights in respect of the Hedging Agreements; and (v) to the extent customary in its jurisdiction of incorporation, a floating charge (or equivalent) over all present and future assets. 3.5 Where an Obligor pledges shares or bank accounts, the security document will (subject to agreed exceptions and subject as otherwise required by applicable law) be governed by the law of the country of incorporation of the company whose shares are being pledged or in which the bank accounts are situated and not by the law of the country of the pledgor. 3.6 In the event that an Obligor owns shares in a company or other assets in a person that is not an Obligor no steps shall be taken to create or perfect security over the shares (or equivalent) in such person or such assets. 3.7 The Transaction Security shall be first ranking, to the extent legally permissible. 3.8 A Declared Default shall be “continuing” unless (i) in the case of a Declared Default pursuant to limb (i) of the definition thereof, the relevant Event of Default is no longer continuing or (ii) in the case of a Declared Default pursuant to limb (ii) of the definition thereof, the Acceleration Notice has been revoked or rescinded or the payment default arising following the delivery of such Acceleration Notice is no longer continuing 4. Controlled Foreign Corporations Notwithstanding any term of any Finance Document, no loan or other obligation of any member of the Group that is a U.S. Person under any Finance Document may be, directly or indirectly: (a) guaranteed by a “controlled foreign corporation” (as defined in Section 957(a) of the Code) (a “CFC”) or by an entity substantially all the assets of which consist of equity interests (or equity interests and indebtedness) of one or more CFCs (a “FSHCO”), or guaranteed by a subsidiary of a CFC or FSHCO, in each case, that is owned (within the meaning of Section 958(a) of the Code) by a member of the Group that is a “United States shareholder” (as defined in Section 951(b) of the Code); (b) secured by any assets of a CFC, FSHCO or a subsidiary of a CFC or a FSHCO (including any CFC or FSHCO equity interests held directly or indirectly by a CFC or FSHCO), in each case, that is owned (within the meaning of Section 958(a) of 92 164186299_39 the Code) by a member of the Group that is a “United States shareholder” (as defined in Section 951(b) of the Code); (c) secured by a pledge or other security interest in excess of 65% of the voting equity interests (and 100% of the non-voting equity interests) of a CFC or FSHCO, in each case that is owned (within the meaning of Section 958(a) of the Code) by a member of the Group that is a “United States shareholder” (as defined in Section 951(b) of the Code); or (d) guaranteed by any other direct or indirect subsidiary of such U.S. Person or secured by a pledge of or security interest in any other direct or indirect subsidiary of such U.S. Person or other asset of a direct or indirect subsidiary of such U.S. Person, if it would result in material adverse US tax, accounting or regulatory consequences to a member of the Group as reasonably determined by the Company. 5. Additional Principles 5.1 If any member of the Restricted Group is required to become an Obligor after the Closing Date, that member of the Restricted Group may, at the option of the Company, be deemed to be an Obligor for the purposes of the Finance Documents whether or not that member of the Restricted Group has yet to become an Obligor. 5.2 In the event of any transaction permitted by the terms of the Common Documents or where otherwise provided for in the Finance Documents, the Security Agent and any Secured Creditor shall on request execute any required guarantee or security release and/or amendment of the Security Documents as required to facilitate such transaction. 5.3 The Security Agent and the Company shall negotiate the form of each Security Document in good faith in accordance with the terms of this Schedule 6. In relation to any provision of this Agreement which requires any member of the Group to deliver a document for the purposes of granting any guarantee or security for the benefit of any of the Finance Parties, the Security Agent shall execute any such document delivered to it as soon as reasonably practicable. 5.4 Following the delivery by the Security Agent of an Acceleration Notice in accordance with the ICA, the Security Agent shall be entitled to require that the Obligors redeem any Cash Equivalent Investments and deposit the cash proceeds into a bank account which is subject to security. 5.5 It is expressly acknowledged and agreed that any Hedging Liability that constitutes an Excluded Swap Obligation shall not be secured by the assets of any Non-Qualified ECP Guarantor. 93 164186299_39 SCHEDULE 7 PRO RATA PREPAYMENT MECHANIC In the event that it is specified in a provision of one or more Finance Documents (a “Relevant Provision”) that certain proceeds or other cash amounts are to be applied to prepay or redeem (as the case may be) Relevant Debt in accordance with the Pro Rata Prepayment Mechanic, then: (a) the maximum amount of such proceeds or other cash amounts required to be applied in prepayment or redemption (as the case may be) pursuant to any Relevant Provision shall be calculated in accordance with such Relevant Provision, provided that the amount to be applied in repayment or prepayment or redemption shall be reduced to the extent necessary to ensure that such amount is sufficient to meet the relevant Obligor’s obligations (if any) in respect of the repayment or prepayment or redemption and the associated hedging termination payments (if any) in respect of the amount actually to be prepaid, repaid or redeemed (the “Prepayment Amount”); and (b) the share of the Prepayment Amount that each tranche of Relevant Debt is entitled to shall be apportioned on a Pro Rata Basis (in each case, the “Pro Rata Prepayment Amount”) and applied to prepay or redeem (as the case may be) the applicable Relevant Debt, save that: (i) in respect of any tranche of Relevant Debt, its Pro Rata Prepayment Amount shall be applied against repayment or redemption (as the case may be) obligations as specified in the relevant Finance Document and for the avoidance of doubt if the terms of the relevant Finance Document provide that (x) a percentage less than 100% of the Prepayment Amount is to be applied in prepayment or redemption then the Pro Rata Prepayment Amount shall be reduced to that lower percentage and (y) any portion of the Pro Rata Prepayment Amount is to be excluded from prepayment or redemption then it will be so excluded, and in each case such unused amounts may be retained by the Group to be applied in the Company’s discretion (subject to the terms of the Common Terms Agreement); (ii) if the provisions of any Relevant Debt allow an individual Secured Creditor to elect not to receive its share of the Pro Rata Prepayment Amount either in whole or in part, and such election is exercised (the “Declining Relevant Debt”), the relevant amount allocated to the Declining Relevant Debt shall be offered to the other Secured Creditors in respect of that Relevant Debt for prepayment or redemption on a pro rata basis (as between them and excluding the Declining Relevant Debt) and thereafter, any unallocated amounts shall be re-offered to the Secured Creditors in respect of all other tranches of Relevant Debt who have elected to receive their share of the Pro Rata Prepayment Amount in whole or in part, to prepay or redeem (as the case may be) their applicable Relevant Debt on a Pro Rata Basis; and

(iii) the Pro Rata Prepayment Amount to be applied in prepayment or redemption (as the case may be) of a particular tranche of Relevant Debt shall be reduced by any consequential Repayment Costs associated with the prepayment or redemption (as the case may be) of that Relevant Debt.

If, following the application of paragraphs (a) and (b) above there remains an excess Prepayment Amount, then such excess shall be applied in the Company's discretion (subject to the terms of the Common Terms Agreement).

For the purposes of this Pro Rata Prepayment Mechanic:

"**Pro Rata Basis**" means apportioning an amount for prepayment between the Relevant Debt that is also required to be prepaid at the relevant time (in accordance with the relevant Finance Document) according to the proportions which the Outstanding Principal Amount of each class (or holder) of Relevant Debt bears to the aggregate Outstanding Principal Amount of all Relevant Debt that is also required to be prepaid at the relevant time (in accordance with the relevant Finance Document), in each case, as at the date upon which the relevant prepayment is first made.

94

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## SCHEDULE 8
## FINANCIAL INSTITUTIONS

### Part 1: Mandated Lead Arrangers

BNP Paribas Fortis SA/NV

Goldman Sachs Bank USA

MUFG Bank (Europe) N.V., Germany Branch

National Westminster Bank Plc

Natwest Markets Plc

Coöperatieve Rabobank U.A.

Deutsche Bank AG

ING Bank N.V.

Societe Generale, London branch

ABN AMRO Bank N.V.

Belfius Bank NV/SA

Crédit Agricole Corporate and Investment Bank

Goldman Sachs Lux Investment Funds IV acting in respect of its sub-fund European Infrastructure Debt (Lux), represented by Goldman Sachs Asset Management B.V., in its capacity as Alternative Investment Fund Manager

J.P. Morgan SE

KBC Bank NV

Royal Bank of Canada

Scotiabank (Ireland) Designated Activity Company (SIDAC)

95

164186299_39

**Part 2: Original Bank Facilities Lenders**

BNP Paribas Fortis SA/NV

Goldman Sachs Bank USA

MUFG Bank (Europe) N.V., Germany Branch

National Westminster Bank Plc

Natwest Markets Plc

Coöperatieve Rabobank U.A

Deutsche Bank AG

ING Bank N.V.

Societe Generale, London branch

ABN AMRO Bank N.V.

Belfius Bank NV/SA

Crédit Agricole Corporate and Investment Bank

Goldman Sachs Lux Investment Funds IV acting in respect of its sub-fund European Infrastructure Debt (Lux), represented by Goldman Sachs Asset Management B.V., in its capacity as Alternative Investment Fund Manager

J.P. Morgan SE

KBC Bank NV

Royal Bank of Canada

Scotiabank (Ireland) Designated Activity Company (SIDAC)

96

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## SCHEDULE 9
## ORIGINAL GUARANTORS

| Name of Original Guarantor | Jurisdiction of incorporation | Registration number (or equivalent, if any) |
|---|---|---|
| Wyre BV | Belgium | 0787.805.690 |
| Wyre Finance BV | Belgium | 1030.990.531 |

97
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98 164186299_39 SCHEDULE 10 NOTICE DETAILS OF THE MANDATED LEAD ARRANGERS BNP Paribas Fortis SA/NV Address: Montagne du Parc 3 / Warandeberg 3, 1000 Bruxelles / Brussels Attention: Evelyn Volckeryck and Jeremy Sluckin Email: evelyn.volckeryck@bnpparibasfortis.com and jeremy.sluckin@bnpparibasfortis.com Goldman Sachs Bank USA Address: 200 West Street, New York, NY 10282-2198 Attention: Goldman Sachs Bank USA Email: sfl-infracorp-monitoring@ny.email.gs.com; sfl-emea- servicing@ny.email.gs.com MUFG Bank (Europe) N.V., Germany Branch Address: Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AN Attention: Paul Suckling Email: paul.suckling@uk.mufg.jp; pf.covenants@uk.mufg.jp; AMS- COVENANTS-CMDAMS@nl.mufg.jp National Westminster Bank Plc Address: 250 Bishopsgate, London, EC2M 4AA Attention: Hassan Gohar (Director) Email: Hassan.Gohar@Natwest.com 99 164186299_39 Natwest Markets Plc Address: 250 Bishopsgate, London, EC2M 4AA Attention: Hassan Gohar (Director) Email: Hassan.Gohar@Natwest.com Coöperatieve Rabobank U.A. Address: Croeselaan 18, 3521 CB Utrecht, The Netherlands Attention: Monique Reulen-van Dorrestein, Leveraged Lending Email: roel.van.de.ven@rabobank.com, jordan.niemoller@rabobank.com, melle.franken@rabobank.com, alastair.cameron@rabobank.com, maylai.tan@rabobank.com Deutsche Bank AG Address: Deutsche Bank AG, Taunusanlage 12, 60325 Frankfurt am Main, Germany Attention: LoanOps / Project Galler Email: Loanservicing.FFT@db.com, tie.pm@db.com, michael.suppan@db.com ING Bank N.V. Address: Bijlmerdreef 106, 1102 CT Amsterdam, The Netherlands Attention: Operational matters: Amsterdam Team A Credit matters: Jeroen Kleinjan and Kjell Mulder Email: Operational matters: Execution.Lending.AMS.TeamA@ing.com Credit matters: jeroen.kleinjan@ing.com; kjell.mulder@ing.com 100 164186299_39 Societe Generale, London branch Address: Societe Generale, London Branch, One Bank Street, Canary Wharf, London, E14 4SG Attention: Nicolo Carlotti / Filip Paprocki Email: nicolo.carlotti@sgcib.com; filip.paprocki@sgcib.com ABN AMRO Bank N.V. Address: Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands Attention: Timo Buijs Email: timo.buijs@nl.abnamro.com Belfius Bank NV/SA Address: Rogierplein 11 (RT 26/05) 1210 Brussels, Belgium Attention: Koen Wuyts, Ines Dejaeghere Email: koen.wuyts@belfius.be, ines.dejaeghere@belfius.be, specialisedfinance- credit-documentation@belfius.be Crédit Agricole Corporate and Investment Bank Address: Broadwalk House, 5 Appold St, City of London, London EC2A 2DA, United Kingdom Attention: Charlotte De Parseval (Managing Director); Charlotte Langlois (Director) Email: charlotte.deparseval@ca-cib.com; charlotte.langlois@ca-cib.com 101 164186299_39 Goldman Sachs Lux Investment Funds IV acting in respect of its sub-fund European Infrastructure Debt (Lux), represented by Goldman Sachs Asset Management B.V., in its capacity as Alternative Investment Fund Manager Address: Goldman Sachs Asset Management B.V., Prinses Beatrixlaan 35, 2595 AK, The Hague, The Netherlands Attention: Investment Grade Private Credit/Infrastructure Debt Trade Management (Alternatives) Email: GSAM.TM.Alternatives@gs.com; magdalena.kowalska@gs.com; sorina.popa@gs.com; giuseppe.bilardello@gs.com J.P. Morgan SE Address: Taunustor 1, 60310 Frankfurt am Main, Germany Attention: Miodrag Sumonja; Simon Forsyth Email: Miodrag.Sumonja@jpmorgan.com; Simon.Forsyth@jpmorgan.com KBC Bank NV Address: Delacenseriestraat 1, B-2018 Antwerpen Attention: Erwin Caljon and Cécile Wu Email: bc.sb.credits@kbc.be Royal Bank of Canada Address: 100 Bishopsgate, London, EC2N 4AA Attention: Cein Mahood-Gallagher; Vincent Boutet Email: cein.mahood-gallagher@rbccm.com; vincent.boutet@rbccm.com

102 164186299_39 Scotiabank (Ireland) Designated Activity Company (SIDAC) Address: Three Park Place, Hatch Street Upper, Dublin 2, D02 FX65, IE Attention: Deirdre Balfe, Corporate Banking Email: Deirdre.Balfe@scotiabank.com; sara.essaber@scotiabank.com; CorporateLending.Loan_AgencyOpsEurope@scotiabank.com 103 164186299_39 SCHEDULE 11 NOTICE DETAILS OF THE ORIGINAL BANK FACILITIES LENDERS BNP Paribas Fortis SA/NV Address: Montagne du Parc 3 / Warandeberg 3, 1000 Bruxelles / Brussels Attention: Evelyn Volckeryck and Jeremy Sluckin Email: evelyn.volckeryck@bnpparibasfortis.com and jeremy.sluckin@bnpparibasfortis.com Goldman Sachs Bank USA Address: 200 West Street, New York, NY 10282-2198 Attention: Goldman Sachs Bank USA Email: sfl-infracorp-monitoring@ny.email.gs.com; sfl-emea- servicing@ny.email.gs.com MUFG Bank (Europe) N.V., Germany Branch Address: Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AN Attention: Paul Suckling Email: paul.suckling@uk.mufg.jp; pf.covenants@uk.mufg.jp; AMS- COVENANTS-CMDAMS@nl.mufg.jp National Westminster Bank Plc Address: 250 Bishopsgate, London, EC2M 4AA Attention: Hassan Gohar (Director) Email: Hassan.Gohar@Natwest.com 104 164186299_39 Natwest Markets Plc Address: 250 Bishopsgate, London, EC2M 4AA Attention: Hassan Gohar (Director) Email: Hassan.Gohar@Natwest.com Coöperatieve Rabobank U.A. Address: Croeselaan 18, 3521 CB Utrecht, The Netherlands Attention: Monique Reulen-van Dorrestein, Leveraged Lending Email: roel.van.de.ven@rabobank.com, jordan.niemoller@rabobank.com, melle.franken@rabobank.com, alastair.cameron@rabobank.com, maylai.tan@rabobank.com Deutsche Bank AG Address: Deutsche Bank AG, Taunusanlage 12, 60325 Frankfurt am Main, Germany Attention: LoanOps / Project Galler Email: Loanservicing.FFT@db.com, tie.pm@db.com, michael.suppan@db.com ING Bank N.V. Address: Bijlmerdreef 106, 1102 CT Amsterdam, The Netherlands Attention: Operational matters: Amsterdam Team A Credit matters: Jeroen Kleinjan and Kjell Mulder Email: Operational matters: Execution.Lending.AMS.TeamA@ing.com Credit matters: jeroen.kleinjan@ing.com; kjell.mulder@ing.com 105 164186299_39 Societe Generale, London branch Address: Societe Generale, London Branch, One Bank Street, Canary Wharf, London, E14 4SG Attention: Nicolo Carlotti / Filip Paprocki Email: nicolo.carlotti@sgcib.com; filip.paprocki@sgcib.com ABN AMRO Bank N.V. Address: Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands Attention: Timo Buijs Email: timo.buijs@nl.abnamro.com Belfius Bank NV/SA Address: Rogierplein 11 (RT 26/05) 1210 Brussels, Belgium Attention: Koen Wuyts, Ines Dejaeghere Email: koen.wuyts@belfius.be, ines.dejaeghere@belfius.be, specialisedfinance- credit-documentation@belfius.be Crédit Agricole Corporate and Investment Bank Address: Broadwalk House, 5 Appold St, City of London, London EC2A 2DA, United Kingdom Attention: Charlotte De Parseval (Managing Director); Charlotte Langlois (Director) Email: charlotte.deparseval@ca-cib.com; charlotte.langlois@ca-cib.com

106 164186299_39 Goldman Sachs Lux Investment Funds IV acting in respect of its sub-fund European Infrastructure Debt (Lux), represented by Goldman Sachs Asset Management B.V., in its capacity as Alternative Investment Fund Manager Address: Goldman Sachs Asset Management B.V., Prinses Beatrixlaan 35, 2595 AK, The Hague, The Netherlands Attention: Investment Grade Private Credit/Infrastructure Debt Trade Management (Alternatives) Email: GSAM.TM.Alternatives@gs.com; magdalena.kowalska@gs.com; sorina.popa@gs.com; giuseppe.bilardello@gs.com J.P. Morgan SE Address: 14 Place Vendome, 75001 Paris, France Attention: Richard Johansson Email: Richard.n.johansson@jpmorgan.com KBC Bank NV Address: Delacenseriestraat 1, B-2018 Antwerpen Attention: Erwin Caljon and Cécile Wu Email: bc.sb.credits@kbc.be Royal Bank of Canada Address: 100 Bishopsgate, London, EC2N 4AA Attention: Cein Mahood-Gallagher; Vincent Boutet Email: cein.mahood-gallagher@rbccm.com; vincent.boutet@rbccm.com 107 164186299_39 Scotiabank (Ireland) Designated Activity Company (SIDAC) Address: Three Park Place, Hatch Street Upper, Dublin 2, D02 FX65, IE Attention: Deirdre Balfe, Corporate Banking Email: Deirdre.Balfe@scotiabank.com; sara.essaber@scotiabank.com; CorporateLending.Loan_AgencyOpsEurope@scotiabank.com 108 164186299_39 SCHEDULE 12 PRE-ENFORCEMENT PRIORITY OF PAYMENT On each Payment Date in respect of the Term Debt, the Company shall apply Cash amounts available to it in accordance with the following “Pre Enforcement Priority of Payments” (including in each case any amount of or in respect of VAT but only to the extent irrecoverable in the case of reimbursement of costs and expenses) as set out below, without double counting: (a) first, pro rata and pari passu, according to the respective amounts thereof in or towards satisfaction of the fees, costs, charges, liabilities, expenses and other remuneration and indemnity payments (if any) and any other amounts payable by any Obligor to the Security Agent or any Receiver under any Finance Document save for any Security Agent Claim, which shall be payable as if such Security Agent Claim were the corresponding Secured Creditor Claim or claim by the Secured Creditors; (b) secondly, pro rata and pari passu, according to the respective amounts thereof, in or towards satisfaction of: (i) the fees, costs, charges, liabilities, expenses and other remuneration and indemnity payments (if any) and any other amounts payable by any Obligor to each Secured Creditor Representative under each Authorised Credit Facility; (ii) the fees, costs, charges, liabilities, expenses and other remuneration and indemnity payments (if any) and any other amounts payable by the Company to the Bank Facilities Agent under the Bank Facilities Agreement; (iii) the fees, costs, charges, liabilities, expenses and remuneration and indemnity payments or provisions in respect thereof (if any) and any other amounts payable by the Company to the Security Agent and any Paying Agent, Registrar or Bond Trustee under any Finance Document; and (iv) the remuneration, costs and expenses, and fees of each Financial Guarantor pursuant to the relevant Reimbursement and Indemnity Deed; (c) thirdly, pro rata and pari passu according to the respective amounts thereof, in or towards satisfaction of: (i) accrued but unpaid interest and ticking fees under the Initial Term Facility due on such Payment Date; (ii) accrued but unpaid interest and commitment fees under the Initial Capex Facility due on such Payment Date; (iii) accrued but unpaid interest and commitment fees under the Initial Revolving Facility due on such Payment Date; (iv) accrued but unpaid interest and commitment fees under the Initial DSR Facility due on such Payment Date; 109 164186299_39 (v) accrued but unpaid interest under any PP Notes due on such Payment Date; (vi) any underwriting fees due but unpaid in respect of any Permitted Additional Debt; (vii) all scheduled amounts payable to each Hedge Counterparty under any Hedging Agreement (other than scheduled hedge termination payments) due on such Payment Date; (viii) all reimbursement sums (if any) owed to each Financial Guarantor under the relevant Reimbursement and Indemnity Deed in respect of payments of interest on any Tranche of Wrapped Bonds or series of Wrapped PP Notes guaranteed by such Financial Guarantor due on such Payment Date; and (ix) accrued but unpaid interest and commitment fees under any Permitted Additional Debt due on such Payment Date and not already payable in accordance with the foregoing provisions; (d) fourthly, pro rata and pari passu according to the respective amounts thereof, in each case without double counting, in or towards satisfaction of: (i) all amounts of principal Utilisations and other amounts (including scheduled amortisation amounts) due or overdue under the Bank Facilities; (ii) all amounts of principal Utilisations and other amounts (including scheduled amortisation amounts) due or overdue under any PP Notes including any swap breakage amounts; (iii) all amounts in respect of any Prepayment Penalty or Make-Whole Amount payable on the Bonds (if any), under the PP Notes (if any) or under any other Authorised Credit Facility; (iv) all other amounts (including Early Termination Amounts (as defined in the relevant Hedging Agreement)) which are not scheduled amounts and all scheduled hedge termination payments, in each case, due and payable to each Hedge Counterparty under any Hedging Agreement; (v) all reimbursement sums (if any) owed to each Financial Guarantor under the relevant Reimbursement and Indemnity Deed in respect of payments of principal on any Tranche of Wrapped Bonds or series of Wrapped PP Notes guaranteed by such Financial Guarantor; and (vi) all amounts of principal Utilisations and other amounts (including scheduled amortisation amounts) due or overdue under any Permitted Additional Debt not already payable in accordance with the foregoing provisions; (e) fifthly, in or towards satisfaction of any termination payment due or overdue under a Hedging Agreement which arises as a result of a default by the relevant Hedge Counterparty under a Hedging Agreement; and

110 164186299_39 (f) sixthly, any surplus in or towards satisfaction of any amounts due or overdue to the Subordinated Creditor (to the extent otherwise permitted under the Finance Documents) or any Obligor or any other person entitled to it (as applicable) entitled thereto to deal with as it sees fit. 111 164186299_39 SIGNATORIES THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement. [Signature page to Project Galler – Common Terms Agreement] [Signature page to Project Galler – Common Terms Agreement]

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